EXHIBIT 10.3

SALE AND SERVICING AGREEMENT

among

CAPITALSOURCE FUNDING II TRUST
as Issuer

and

CS FUNDING II DEPOSITOR LLC
as Depositor

and

CAPITALSOURCE FINANCE LLC
as Loan Originator and Servicer

and

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
as Indenture Trustee, Collateral Custodian and Backup Servicer

Dated as of September 17, 2003

COMMERCIAL LOAN BACKED NOTES

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS
Section 1.01 Definitions	1
Section 1.02 Other Definitional Provisions	28
ARTICLE II
CONVEYANCE OF THE COLLATERAL;
ADDITIONAL NOTE PRINCIPAL BALANCES
Section 2.01 Conveyance of the Collateral; Additional Note Principal Balances	28
Section 2.02 Ownership and Possession of Loan Files	30
Section 2.03 Books and Records; Intention of the Parties	31
Section 2.04 Delivery of Loan Documents	31
Section 2.05 Acceptance by the Indenture Trustee of the Loans; Certain Substitutions and Repurchases; Certification by the Collateral Custodian	31
Section 2.06 Conditions Precedent to Transfer Dates	34
Section 2.07 Additional Advances by Initial Noteholder	35
Section 2.08 Termination of Revolving Period or Amortization Period	35
Section 2.09 Correction of Errors	36
Section 2.10 Commencement of Amortization Period	36
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.01 Representations and Warranties of the Depositor	37
Section 3.02 Representations and Warranties of the Loan Originator	39
Section 3.03 [RESERVED]	42
Section 3.04 Representations and Warranties Regarding Eligible Loans	42
Section 3.05 Purchase and Substitution	47
Section 3.06 Dispositions	49
Section 3.07 Removal or Repurchase of Call Loans	51
Section 3.08 Underwriting Guidelines; Modifications	52
ARTICLE IV
ADMINISTRATION AND SERVICING OF THE LOANS
Section 4.01 Servicer’s Servicing Obligations	52
Section 4.02 The Backup Servicer; Duties of the Backup Servicer	52

i

Page

ARTICLE V
ESTABLISHMENT OF TRUST ACCOUNTS
Section 5.01 Collection Account, Principal Collections Account and Distribution Account	54
Section 5.02 Payments to Securityholders	58
Section 5.03 Trust Accounts; Trust Account Property	59
ARTICLE VI
STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS
Section 6.01 Statements	61
Section 6.02 Specification of Certain Tax Matters	61
ARTICLE VII
FINANCIAL COVENANTS
Section 7.01 Financial Covenants of CapitalSource	61
ARTICLE VIII
THE SERVICER AND THE BACKUP SERVICER
Section 8.01 Indemnification; Third Party Claims	62
Section 8.02 Merger or Consolidation of the Servicer and Backup Servicer	64
Section 8.03 Limitation on Liability of the Servicer and the Backup Servicer	64
Section 8.04 No Resignation; Assignment	65
Section 8.05 Relationship of Servicer to Issuer and the Indenture Trustee	66
Section 8.06 Servicer May own Securities	66
Section 8.07 Indemnification of the Indenture Trustee and Initial Noteholder	67
ARTICLE IX
SERVICER EVENTS OF DEFAULT
Section 9.01 Servicer Events of Default	67
Section 9.02 Appointment of Successor	69
Section 9.03 Waiver of Defaults	72
Section 9.04 Accounting Upon Termination of Servicer	72
Section 9.05 Removal of Backup Servicer	72
ARTICLE X
THE COLLATERAL CUSTODIAN
Section 10.01 Appointment	73
Section 10.02 No Representations	73
Section 10.03 Custody of Custodial Loan Files	73

EXHIBIT A	Form of Notice of Additional Note Principal Balance
EXHIBIT B	Form of Monthly Servicer Report
EXHIBIT C	Form of S&SA Assignment
EXHIBIT D	Form of Loan Schedule
EXHIBIT E-1	Form of Initial Certification
EXHIBIT E-2	Form of Final Certification
EXHIBIT F	Form of Borrowing Base Certificate
EXHIBIT G	List of Investors

SALE AND SERVICING AGREEMENT

          This Sale and Servicing Agreement is entered into effective as of September 17, 2003, among CapitalSource Funding II Trust, a Delaware statutory trust (the “Issuer”), CS Funding II Depositor LLC, a Delaware limited liability company, as Depositor (in such capacity, the “Depositor”), CapitalSource Finance LLC, a Delaware limited liability company (“CapitalSource”), as Loan Originator (in such capacity, the “Loan Originator”) and as Servicer (in such capacity, the “Servicer”) and Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the “Indenture Trustee”), as Collateral Custodian (the “Collateral Custodian”) and as Backup Servicer (the “Backup Servicer”).

W I T N E S S E T H:

          In consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Securities:

ARTICLE I

DEFINITIONS

          Section 1.01 Definitions.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

          Accepted Servicing Practices: The servicing practices and collection procedures of the Servicer that are in accordance with the Underwriting Guidelines, the Required Loan Documents and applicable law and which are, in any event, customary servicing practices of prudent institutions which service loans for their own account.

          Accrual Period: With respect to the Notes, the period commencing on and including the preceding Payment Date (or, in the case of the first Payment Date, the period commencing on and including the first Transfer Date (which first Transfer Date is the first date on which the Note Principal Balance is greater than zero)) and ending on the day preceding the related Payment Date.

          Act or Securities Act: The Securities Act of 1933.

          Acquired Loan: A Loan that is originated by a Person other than the Loan Originator and is acquired by the Loan Originator in a “true sale” transaction pursuant to a standard acquisition agreement substantially similar to those entered into by the Loan Originator prior to the Closing Date or otherwise acceptable to the Initial Noteholder.

          Additional Note Principal Balance: With respect to each Transfer Date, the aggregate Sales Price of all Loans conveyed to the Issuer on such date.

          Administration Agreement: The Administration Agreement, dated as of September 17, 2003, between the Issuer and the Administrator, as the same may be amended and supplemented from time to time.

          Administrator: CapitalSource Finance LLC, in its capacity as Administrator under the Administration Agreement.

          Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

          Agreement: This Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

          Amortization Period: The period commencing on the date of termination of the Revolving Period (other than pursuant to Section 2.08) and terminating on the earlier of (i) the date which is six months following the end of the Revolving Period, and (ii) the date on which the Amortization Period is terminated pursuant to Section 2.08. In the event that the Revolving Period is terminated pursuant to Section 2.08 prior to the commencement of the Amortization Period, the Amortization Period shall not be applicable.

          Assigned Loan: A Loan originated by a Person other than the Loan Originator in which a constant percentage or a fixed principal amount has been assigned to the Loan Originator or in which a participation interest has been granted to the Loan Originator by such Person in accordance with the Loan Originator’s Underwriting Guidelines and (a) such transaction has been fully consummated prior to such Loan becoming subject to this Agreement; (b) except with respect to participation interests, the Loan Originator is a party to the underlying loan documents; (c) upon the sale of the Underlying Notes or related Participation Certificates to the Depositor under the Loan Sale Agreement and sale to the Issuer by the Depositor under this Agreement, such Underlying Notes or Participation Certificates, as the case may be, will be endorsed in blank and held by the Collateral Custodian on behalf of the Indenture Trustee for the benefit of the Noteholders; (d) the Issuer, as assignee of the Underlying Notes or Participation Certificates, as applicable, will have all of the rights (but none of the obligations) of the Loan Originator with respect to such Underlying Notes or Participation Certificates, as applicable and the Loan Originator’s right, title and interest in and to the Loan Collateral; (e) the Underlying Notes are secured by, and the Participation Certificates represent, an undivided interest in the Loan Collateral that also secures and is shared by, on a pro rata basis, all other holders of such Obligor’s notes of equal priority; and (f) the agent bank receives payment directly from the Obligor thereof on behalf of each lender that has been assigned a percentage interest in such Loan.

          Assignment: A LPA Assignment or S&SA Assignment.

          Backup Servicer: Wells Fargo Bank Minnesota, National Association or any successor thereto appointed as provided herein.

          Backup Servicer Fee Letter: Shall mean that certain fee letter, dated as of September 12, 2003, among the Loan Originator, the Servicer, Citigroup Global Markets Inc. and the Backup Servicer.

          Backup Servicing Fee: Shall have the meaning given such term in the Backup Servicer Fee Letter.

          Backup Servicer Termination Notice: Has the meaning set forth in Section 9.05(a) hereof.

          Bankruptcy Code: Title 11 of the United States Code.

          Bankruptcy Event: With respect to a Person, shall be deemed to have occurred if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or for all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed or unstayed, and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the Bankruptcy Code or other similar laws now or hereafter in effect, or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its assets, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

          Basic Documents: This Agreement, the Indenture, the Loan Sale Agreement, the Note Purchase Agreement, the Trust Agreement, the Lockbox Agreement, the Intercreditor Agreement, the Administration Agreement and, as and when required to be executed and delivered, the Assignments.

          Borrowing Base: On any date of determination, the sum of (i) the product of (A) the outstanding unpaid principal balance of all Eligible Loans included in the Loan Pool prior to such date of determination minus the amount (calculated without duplication) by which such Eligible Loans exceed any applicable Concentration Limitations and minus, with respect to Charged-Off Loans, (x) 50% of the outstanding unpaid principal balance of all Charged-Off

Loans for which any Scheduled Payment is at least ninety (90) days but less than one hundred eighty (180) days delinquent as of such date of determination and (y) the outstanding unpaid principal balance of all Charged-Off Loans that are Charged-Off Loans for any reason other than the Scheduled Payment delinquency referenced in clause (x) above and (B) the applicable Purchase Price Percentages (determined on such date) and (ii) the amount on deposit in the Principal Collections Account on such date of determination.

          Borrowing Base Certificate: The certificate in the form attached hereto as Exhibit F.

          Borrowing Base Deficiency: With respect to any date of determination, an amount equal to excess of the Note Principal Balance over the Borrowing Base as of such date of determination.

          Borrowing Base Excess: With respect to any date of determination, an amount equal to the excess of the Borrowing Base over the Note Principal Balance, in each case as of such date of determination.

          Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City or in the city in which the Corporate Trust Office of the Indenture Trustee or the Paying Agent is located or the city in which the Servicer’s servicing operations are located are authorized or obligated by law or executive order to be closed.

          Call Loan: As of any date of Disposition, any Loan which does not meet criteria established by independent rating agencies or surety agency conditions for securitizations at the time of such Disposition.

          Certificateholder: A holder of a Trust Certificate.

          Change of Control: Shall occur if either (a) Any “Person” or “group"(as such terms are used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended), other than the Investors, shall become the “beneficial owner” (as defined in Section 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of shares representing more than the greater of (i) 20% of the shares outstanding of CapitalSource Inc. and (ii) the percentage of the aggregate then outstanding voting stock of CapitalSource Inc. owned beneficially, directly or indirectly, by the Investors; or (b) the board of directors of CapitalSource Inc. shall not consist of at least a majority of Continuing Directors.

          Charged-Off Loan: A Loan in the Loan Pool as to which there has occurred and is continuing one or more of the following: (i) the occurrence of both (A) all or any portion of a payment of interest on or principal of such Loan is not paid when due (without giving effect to any grace period) or would be so delinquent, but for any amendment or modification made to such Loan resulting from the Obligor’s inability to pay such Loan in accordance with its terms and (B) within ninety (90) calendar days of when such delinquent payment was first due, all delinquencies have not been cured, (ii) a Bankruptcy Event has occurred with respect to the related Obligor, (iii) the related

Obligor has suffered any material adverse change that materially affects its viability as a going concern, (iv) the Servicer has determined, in its sole discretion, in accordance with the Underwriting Guidelines, that all or a portion of such Loan is not collectible, or (v) any portion of the proceeds used to make payments of principal of or interest on such Loan have come from a new Loan or a new loan by the Loan Originator or an entity controlled by the Loan Originator to the Obligor or any of its Affiliates.

          Clean-up Call Date: The first Payment Date occurring after the end of the Revolving Period on which the Note Principal Balance declines to 10% or less of the aggregate Note Principal Balance as of the end of the Revolving Period.

          Closing Date: September 17, 2003.

          Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated by the United States Treasury thereunder.

          Collateral: Has the meaning set forth in the Indenture.

          Collateral Custodian: Wells Fargo Bank Minnesota, National Association.

          Collection Account: The account designated as such, established and maintained by the Servicer in accordance with Section 5.01(a)(1) hereof.

          Collection Date: The date following the Termination Date on which the Note Principal Balance has been reduced to zero and paid in full.

          Commission: The Securities and Exchange Commission.

          Concentration Limitations: On any day, each of the Concentration Limitations set forth below:

(i)	the aggregate Principal Balance of all Loans made to a single Obligor shall not exceed $30,000,000;

(ii)	no more than 25% of the aggregate Principal Balance of all Loans shall have a Principal Balance in excess of $20,000,000;

(iii)	(A) the aggregate Principal Balance of all Loans the Obligors of which are domiciled within a single state (other than Florida) shall not exceed the greater of (x) $20,000,000 and (y) 20% of the aggregate Principal Balance of all Loans and (B) the aggregate Principal Balance of all Loans in the state of Florida shall not exceed the greater of (x) $20,000,000 and (y) 30% of the aggregate Principal Balance of all Loans;

(iv)	the aggregate Principal Balance of Loans for which the Obligor is domiciled outside of the United States shall not exceed the greater of (x) $20,000,000 and (y) 10% of the aggregate Principal Balance of all Loans;

(v)	the aggregate Principal Balance of Loans within a single industry (which shall be determined by the Loan Originator based on the four digit NAIC code and included on the Loan Schedule) shall not exceed the greater of (x) $20,000,000 and (y) 30% of the aggregate Principal Balance of all Loans;

(vi)	the aggregate Principal Balance of Subordinated Loans shall not exceed the greater of (x) $20,000,000 and (y) 20% of the aggregate Principal Balance of all Loans;

(vii)	the aggregate Principal Balance of Revolving Loans shall not exceed the greater of (x) $60,000,000 and (y) 60% of the aggregate Principal Balance of all Loans;

(viii)	the aggregate Principal Balance of Loans assigned Loan Rating 4 or Loan Rating 5 shall not exceed 15% of the aggregate Principal Balance of all Loans;

(ix)	the aggregate Principal Balance of DIP Loans shall not exceed the greater of (x) $20,000,000 or (y) 20% of the aggregate Principal Balance of all Loans;

(x)	the aggregate Principal Balance of Loans subject to Scheduled Payments of interest on a basis other than monthly shall not exceed the greater of (x) $20,000,000 and (y) 20% of the aggregate Principal Balance of all Loans;

(xi)	the aggregate Principal Balance of all Senior B-Note Loans shall not exceed the greater of (x) $20,000,000 and (y) 20% of the aggregate Principal Balance of all Loans; provided, however that any Senior B-Note Loan or portion thereof in excess of this limitation shall be considered a Subordinated Loan for purposes of determining eligibility;

(xii)	the aggregate Principal Balance of Loans to Obligors principally engaged in the origination of mortgage loans to borrowers who have less than perfect (i.e., less than “A”) credit histories, higher debt to income ratios or whose loans otherwise were underwritten with exceptions to customary “A” quality underwriting guidelines or who present other risks shall not exceed $40,000,000;

(xiii)	the aggregate Principal Balance of Assigned Loans shall not exceed the greater of (x) $20,000,000 and (y) 20% of the aggregate Principal Balance of all Loans;

(xiv)	the aggregate Principal Balance of Acquired Loans shall not exceed 50% of the aggregate Principal Balance of all Loans;

(xv)	the aggregate Principal Balance of any single bulk purchase of Acquired Loans shall not exceed the greater of (x) $20,000,000 and (y) 20% of the aggregate Principal Balance of all Loans without the approval of the Initial Noteholder;

(xvi)	the weighted average life of the Loan Pool shall not exceed 4.0 years;

(xvii)	the Loan Margin shall not be less than 4.00%; and

(xviii)	the sum of (a) the aggregate Principal Balance of Senior Loans and Senior B-Note Loans with an original term to maturity of 7 years or greater and (b) the aggregate Principal Balance of Subordinated Loans with an original term to maturity of 10 years or greater shall not exceed $100,000,000.

          Continued Errors: Has the meaning set forth in Section 9.02(d) hereof.

          Continuing Directors: The directors of CapitalSource Inc. on the Closing Date, and each other director if, in each case, such other director’s nomination for election to the board of directors is recommended by majority of the then Continuing Directors or such other director receives the vote of the Investors in his or her election by the stockholders of CapitalSource Inc.

          Custodial Loan File: With respect to each Eligible Loan, the documents delivered to the Collateral Custodian, as agent for the Indenture Trustee, for the benefit of the Noteholders pursuant to Section 2.04 hereof.

          Daily Interest Accrual Amount: With respect to each day and the related Accrual Period, interest accrued at the Note Interest Rate with respect to such Accrual Period on the Note Principal Balance as of the preceding Business Day after giving effect to all changes to the Note Principal Balance on or prior to such preceding Business Day.

          Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          Deleted Loan: An Eligible Loan replaced or to be replaced by one or more Qualified Substitute Loans.

          Delinquent: A Loan (other than a Charged-Off Loan) in the Loan Pool as to which there has occurred one or more of the following: (i) the occurrence of both (A) all or any portion of a payment of interest on or principal of such Loan is not paid when due (without giving effect to any grace period) or would be so delinquent, but for any amendment, modification, waiver or variance made to such Loan resulting from the Obligor’s inability to pay such Loan in accordance with its terms and (B) within sixty (60) calendar days of when such delinquent payment was first due, all delinquencies have not been cured or (ii) consistent with the Loan Originator’s Underwriting Guidelines such Loan would be classified as delinquent by the Servicer or the Loan Originator.

          Delivery: When used with respect to Trust Account Property means:

          (a) with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-105(l)(i) of the UCC and are susceptible of physical delivery (except with respect to Trust Account Property consisting of certificated securities (as defined in Section 8-102(a)(4) of the UCC)), physical delivery to the Indenture Trustee or its custodian (or the related Securities Intermediary) endorsed to the Indenture Trustee or its custodian (or the related Securities Intermediary) or endorsed in blank (and if delivered and endorsed to the Securities Intermediary, by continuous credit thereof by book entry to the related Trust Account);

          (b) with respect to a certificated security (i) delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank to its custodian or the related Securities Intermediary and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account, or (ii) by delivery thereof to a “clearing corporation” (as defined in Section 8-102(5) of the UCC) and the making by such clearing corporation of appropriate entries in its records crediting the securities account of the related Securities Intermediary by the amount of such certificated security and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account (all of the Trust Account Property described in Subsections (a) and (b), “Physical Property”);

          and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian (or the related Securities Intermediary); and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (c) with respect to any security issued by the U.S. Treasury, Fannie Mae or Freddie Mac that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: the making by a Federal Reserve Bank of an appropriate entry crediting such Trust Account Property to an account of the related Securities Intermediary or the securities intermediary that is (x) also a “participant” pursuant to applicable federal regulations and (y) is acting as securities intermediary on behalf of the Securities Intermediary with respect to such Trust Account Property; the making by such Securities Intermediary or securities intermediary of appropriate entries in its records crediting such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations and Articles 8 and 9 of the UCC to the related Trust

Account; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (d) with respect to any item of Trust Account Property that is an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, registration in the records of the issuer thereof in the name of the related Securities Intermediary, and the making by such Securities Intermediary of appropriate entries in its records crediting such uncertificated security to the related Trust Account.

          Depositor: CS Funding II Depositor LLC, a Delaware limited liability company.

          Designated Depository Institution: With respect to an Eligible Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated “A” or better by S&P or “A2” or better by Moody’s and the short-term deposits of which shall be rated “P-1” or better by Moody’s and “A-1” or better by S&P, unless otherwise approved in writing by the Initial Noteholder and which is any of the following: (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (D) a principal subsidiary of a bank holding company or (E) approved in writing by the Initial Noteholder and, in each case acting or designated by the Servicer as the depository institution for the Eligible Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $50,000,000.

          DIP Loan: A Loan to an Obligor that is a “debtor-in-possession” as defined under the Bankruptcy Code.

          Disposition: A Securitization, Whole Loan Sale transaction, or other disposition of Loans, including, without limitation, pursuant to Section 3.06.

          Disposition Participant: As applicable, with respect to a Disposition, any “depositor” with respect to such Disposition, the Majority Noteholders, the Issuer, the Servicer, the related trustee and the related custodian, any nationally recognized credit rating agency, the related underwriters, the related placement agent, the related credit enhancer, the related whole-loan purchaser, the related purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition.

          Disposition Proceeds: With respect to a Disposition, (x) the proceeds of the Disposition remitted to the Issuer in respect of the Loans transferred on the date of and with respect to such Disposition, including without limitation, any cash less all costs, fees and expenses incurred in connection with such Disposition, including, without limitation, all amounts deposited into any reserve accounts upon the closing thereof plus or minus (y) all other amounts agreed upon in writing by the Initial Noteholder, the Issuer and the Servicer.

          Distribution Account: The account established and maintained pursuant to Section 5.01(a)(3) hereof.

          Due Date: The day of the month on which the Scheduled Payment is due from the Obligor with respect to an Eligible Loan.

          Eligible Account: At any time, an account which is: (i) maintained with a Designated Depository Institution; or (ii) fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; or (iii) a trust account (which shall be a “segregated trust account”) maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) with the prior written consent of the Majority Noteholders, any other account.

          Eligible Loan: With respect to any date of determination, any Loan which complies with the representations and warranties set forth in Section 3.04 with respect to such Loan.

          Eligible Obligor: For any date of determination, any Obligor that (i) is either (x) a legal operating entity or holding company or (y) an Obligor which is a special purpose entity, and not a natural person, (ii) has not entered into the Loan primarily for personal, family or household purposes, (iii) is not a Governmental Authority, (iv) is not in the gaming, nuclear waste, biotechnology or natural resources industry, (v) except with respect to a DIP Loan, is not the subject of a Bankruptcy Event, and (vi) is not an Obligor of a Charged-Off Loan or Delinquent Loan; provided however that the foregoing clause (iv) shall not be deemed to prohibit an Obligor in the biotechnology industry from being an Eligible Obligor, except for where such Obligor’s business consists of conducting proprietary research on new drug development, if it otherwise satisfies each of the foregoing criteria for eligibility.

          Eligible Servicer: (x) CapitalSource or (y) any other Person to which the Majority Noteholders may consent in writing.

          Errors: Has the meaning set forth in Section 9.02(d) hereof.

          Event of Default: Either a Servicer Event of Default or an Event of Default under the Indenture.

          Excess Spread: For any date of determination, a percentage equal to the positive difference between (x) the weighted average Loan Interest Rate of the Loan Pool (determined based on the unpaid principal balance of the Loans in the Loan Pool) and (y) the sum of (i) the Note Interest Rate and (ii) the rate at which the Trust Fees and Expenses accrue.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Excluded Amounts: (a) Any amount received in the Lock-Box by, on or with respect to any Loan in the Loan Pool, which is required to be remitted in payment of any tax, fee or other charge imposed by any Governmental Authority on such Loan, (b) any amount representing a reimbursement of insurance premiums which are required to be paid to the related Obligor and (c) any amount with respect to any Loan retransferred or substituted for that is otherwise replaced by a Qualified Substitute Loan, to the extent such amount is attributable to a time after the effective date of such replacement.

          Fannie Mae: The Federal National Mortgage Association and any successor thereto.

          FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

          Final Certification: Has the meaning set forth in Section 2.05(b)(ii) hereof.

          Fitch: Fitch Ratings or any successor in interest.

          Foreclosed Loan: As of any date of determination, any Eligible Loan that as of the end of the preceding Remittance Period has been discharged as a result of (i) the completion of foreclosure or comparable proceedings on the Loan Collateral by the Servicer on behalf of the Issuer; (ii) in respect of any Loan secured by real property, the acceptance of the deed or other evidence of title to the related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition of title to the related Loan Collateral by operation of law.

          Foreclosure Property: Any real property securing a Foreclosed Loan that has been acquired by the Servicer on behalf of the Issuer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Foreclosed Loan.

          Freddie Mac: The Federal Home Loan Mortgage Corporation and any successor thereto.

          GAAP: Generally Accepted Accounting Principles as in effect in the United States.

          Governmental Authority: With respect to any Person, any national, government, state or other political division thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any court or arbitrator having jurisdiction over such Person.

          Indemnified Parties: Has the meaning set forth in Section 8.01(c) hereof.

          Indenture: The Indenture dated as of September 17, 2003, between the Issuer and the Indenture Trustee, as the same may be amended or supplemented from time to time.

          Indenture Trustee: Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee under the Indenture, or any successor indenture trustee under the Indenture.

          Indenture Trustee Fee: Shall have the meaning given such term in the Backup Servicer Fee Letter.

          Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Loan Originator, the Servicer, the Depositor or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, the Loan Originator, the Servicer, the Depositor or any of their respective Affiliates and (iii) is not connected with the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, as the case may be.

          Initial Certification: Has the meaning set forth in Section 2.05(a) hereof.

          Initial Noteholder: Citigroup Global Markets Realty Corp., a New York corporation.

          Initial Term: Has the meaning set forth in Section 9.01(c) hereof.

          Insurance Policies: With respect to any Eligible Loan, any insurance policy covering liability and physical damage to or loss of the related Loan Collateral, including, but not limited to, any hazard, flood, title, environmental, flood, accident or life insurance policy.

          Insurance Proceeds: All amounts collected in respect of any Loan, Loan Collateral or related property under any Insurance Policy and not required either pursuant to applicable law or the related Loan Documents to be applied to the restoration of the related Loan Collateral or paid to the related Obligor.

          Intercreditor Agreement: The Second Amended and Restated Intercreditor and Lockbox Administration Agreement, dated as of September 17, 2003, by and among Wells Fargo Minnesota, National Association, as the indenture trustee under the Trust Documents (as defined therein) and under the Citi Conduit Documents (as defined therein), Bank of America, N.A., as the lockbox bank, SWI, as the administrative agent, each Securitization Agent (as defined therein), the Loan Originator, as the original servicer and as the lockbox servicer, and Capital Source Funding, LLC, as the owner of the account and as the owner of the lockbox.

          Interest Carry-Forward Amount: With respect to any Payment Date is equal to the amount, if any, by which the Interest Payment Amount for the immediately preceding Payment Date exceeded the amount in respect of interest that was actually paid from the Distribution Account on the immediately preceding Payment Date, together with any Interest Carry-Forward Amount remaining unpaid from the previous Payment Date.

          Interest Payment Amount: With respect to any Payment Date, the sum of the Daily Interest Accrual Amounts for all days in the related Accrual Period.

          Investors: Shall mean the investors listed on Exhibit G attached hereto.

          LIBOR Business Day: Any day on which banks in the City of London are open and conducting transactions in United States dollars.

          LIBOR Determination Date: With respect to each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

          LIBOR Margin: With respect to each day, 1.00%; provided that an additional 3.00% shall be added to the LIBOR Margin upon the occurrence of an Event of Default or a Trigger Event.

          Lien: With respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

          Liquidated Loan: Any Delinquent Loan with respect to which the Servicer has recovered, whether through a trustee’s sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such Delinquent Loan.

          Loan: Any loan sold to the Issuer hereunder and pledged to the Indenture Trustee, which loan includes, without limitation, (i) the Required Loan Documents and the Loan File and (ii) all right, title and interest of the Loan Originator in and to the Loan and the related Loan Collateral.

          Loan Collateral: The collateral securing an Underlying Note which, depending on the type of Loan, typically consists of accounts receivable, inventory, real estate and/or other tangible and intangible assets of the Obligors.

          Loan Documents: With respect to an Eligible Loan, the documents comprising the Custodial Loan File for such Eligible Loan.

          Loan File: With respect to each Eligible Loan, the Custodial Loan File and the Servicer’s Loan File.

          Loan Interest Rate: With respect to each Eligible Loan, the annual rate of interest borne by the related Underlying Note, as shown on the Loan Schedule, and, in the case of an adjustable rate Loan, as the same may be periodically adjusted in accordance with the terms of such Eligible Loan.

          Loan Margin: With respect to all Eligible Loans and for any date of determination, the positive difference between (x) the weighted average Loan Interest Rate of the Loan Pool based on the unpaid principal balance of the Loans in the Loan Pool and (y) the then-current value of One-Month LIBOR.

          Loan Maturity Date: With respect to any Eligible Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Underlying Note, after taking into account all principal prepayments received before such date of determination and any extension permitted under the related Loan Documents (as in effect on the Closing Date) and this Agreement, but without giving effect to: (a) any acceleration of the principal of such Eligible Loan by reason of default thereunder, (b) any grace period permitted by the related Underlying Note, (c) any modification, waiver or amendment of such Eligible Loan (other than any such permitted extension), or (d) any anticipated repayment date for such Eligible Loan.

          Loan Originator: CapitalSource and its permitted successors and assigns.

          Loan Pool: As of any date of determination, the pool of all Loans conveyed to the Issuer pursuant to this Agreement on all Transfer Dates up to and including such date of determination, which Loans have not been released from the Lien of the Indenture pursuant to the terms of the Basic Documents, together with the rights and obligations of a holder thereof, and the payments thereon and proceeds therefrom received on and after the applicable Transfer Date, as identified from time to time on the Loan Schedule.

          Loan Rating: Shall mean either Loan Rating 1, Loan Rating 2, Loan Rating 3, Loan Rating 4, Loan Rating 5 or Loan Rating 6, as applicable.

          Loan Rating 1: Shall mean a rating of 1 pursuant to the Underwriting Guidelines of the Loan Originator.

          Loan Rating 2: Shall mean a rating of 2 pursuant to the Underwriting Guidelines of the Loan Originator.

          Loan Rating 3: Shall mean a rating of 3 pursuant to the Underwriting Guidelines of the Loan Originator.

          Loan Rating 4: Shall mean a rating of 4 pursuant to the Underwriting Guidelines of the Loan Originator.

          Loan Rating 5: Shall mean a rating of 5 pursuant to the Underwriting Guidelines of the Loan Originator.

          Loan Rating 6: Shall mean a rating of 6 pursuant to the Underwriting Guidelines of the Loan Originator.

          Loan Sale Agreement: The Loan Sale Agreement, between CapitalSource, as seller, and the Depositor, as purchaser, dated as of September 17, 2003, and all supplements and amendments thereto.

          Loan Schedule: The schedule of Loans conveyed to the Issuer on the Closing Date and on each Transfer Date and delivered to the Initial Noteholder and the Collateral Custodian in the form of a computer-readable transmission specifying the information set forth on Exhibit D.

          Loan-to-Value Ratio or LTV: With respect to any Loan, as of any date of determination, the percentage equivalent of a fraction (i) the numerator of which is equal to the total commitment amount of such Loan as of the date of its origination (or with respect to any Revolving Loans, the amount funded under such Loan at such date of determination) and (ii) the denominator of which is equal to the total discounted collateral value of the collateral securing such Loan.

          Lock-Box: The post office box to which collections on the Loans are remitted for retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account.

          Lock-Box Account: means any of account numbers 003930559738, 003938703751 or 0039393996662, as applicable, held by CapitalSource or one of its Affiliates at Bank of America, N.A.

          Lock-Box Agreement: The Third Amended and Restated Three Party Agreement Relating to Lockbox Services and Control (with Activation Upon Notice), dated as of September 17, 2003, among Wells Fargo Minnesota, National Association, as the indenture trustee under the Trust Documents (as defined therein) and the Citi Conduit Documents (as defined therein), Bank of America, N.A. as the lockbox, WSI, as the administrative agent, each Securitization Agent (as defined therein), the Loan Originator, as the original servicer and as the lockbox servicer, and CapitalSource Funding LLC, as the owner of the account and as the owner of the lockbox.

          Lock-Box Bank: Bank of America, N.A., or any of the banks or other financial institutions holding one or more Lock-Box Accounts.

          LPA Assignment: The Assignment of Loans from the Loan Originator to the Depositor under the Loan Sale Agreement.

          Majority Certificateholders: Has the meaning set forth in the Trust Agreement.

          Majority Noteholders: The holder or holders of in excess of 50% of the Note Principal Balance. In the event of the release of the Lien of the Indenture in accordance with the terms thereof, the Majority Noteholders shall mean the Majority Certificateholders.

          Maximum Note Principal Balance: Has the meaning set forth in Section 1.01 of the Note Purchase Agreement.

          Monthly Servicer Report: Has the meaning set forth in Section 4.02(b)(2) hereof.

          Moody’s: Moody’s Investors Service, Inc., or any successor thereto.

          Mortgage: With respect to any Eligible Loan secured by real property, the mortgage, deed of trust or other instrument securing the related Underlying Note, which creates a lien on a fee interest in commercial real property and/or a lien on a leasehold estate in commercial real property and the assignment of rents and leases related thereto.

          Mortgaged Property: With respect to an Eligible Loan secured by real property, the related Obligor’s fee and/or leasehold interest in the commercial real property (and/or all improvements, buildings, fixtures, building equipment and personal property thereon (to the extent applicable) and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by the related Underlying Note.

          Net Proceeds: With respect to any Payment Date, Proceeds received during the prior Remittance Period, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Compensation and Servicing Advances (including Nonrecoverable Servicing Advances) made and any other fees and expenses paid in connection with the foreclosure, inspection, conservation, liquidation, exchange or other disposition of the related Loans or Loan Collateral.

          Net Loan Losses: With respect to any Delinquent Loan that is subject to a modification, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

          Net Worth: With respect to any Person, the excess of total assets of such Person, over total liabilities of such Person, determined in accordance with GAAP.

          Nonrecoverable Servicing Advance: With respect to any Eligible Loan or any Foreclosure Property, (a) any Servicing Advance previously made and not reimbursed from late collections, condemnation proceeds, Proceeds or Insurance Proceeds on the related Eligible Loan or Foreclosure Property or (b) a Servicing Advance proposed to be made in respect of an Eligible Loan or Foreclosure Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer’s Certificate of a Servicing Officer delivered to the Initial Noteholder and the Indenture Trustee, would not be ultimately recoverable.

          Nonutilization Fee: A fee payable by the Issuer to the Initial Noteholder on each Payment Date in an amount equal to (a) 0.15% times (b) $400,000,000 less the average daily amount for the immediately preceding month of the Note Principal Balance divided by (c) 360 and multiplied by (d) the actual number of calendar days that have elapsed since the immediately preceding Payment Date (or, with respect to the first Payment Date, the Closing Date).

          Note: Has the meaning set forth in the Indenture.

          Noteholder: Has the meaning set forth in the Indenture.

          Note Interest Rate: With respect to each Accrual Period, a per annum interest rate equal to One-Month LIBOR for the related LIBOR Determination Date plus the LIBOR Margin for such Accrual Period.

          Note Principal Balance: With respect to the Notes, as of any date of determination (a) the sum of the Additional Note Principal Balances purchased on or prior to such date of determination pursuant to the Note Purchase Agreement less (b) all amounts previously distributed in respect of principal of the Notes on or prior to such date of determination.

          Note Purchase Agreement: The Note Purchase Agreement among the Initial Noteholder, the Issuer and the Depositor, dated as of September 17, 2003, as the same may be amended or supplemented from time to time.

          Note Redemption Amount: As of any Record Date, an amount without duplication equal to the sum of (i) the then outstanding Note Principal Balance of the Notes, plus the Interest Payment Amount for the related Payment Date, (ii) any Trust Fees and Expenses due and unpaid on the related Payment Date and (iii) any Servicing Advance Reimbursement Amount as of such Record Date.

          Obligor: With respect to any Eligible Loan, means the obligor(s) on an Underlying Note, including any Person that has acquired the related Loan Collateral and assumed the obligations of the original obligor under the Underlying Note.

          Officer’s Certificate: A certificate signed by a Responsible Officer of the Depositor, the Loan Originator, the Servicer or the Issuer, in each case, as required by this Agreement.

          One-Month LIBOR: With respect to each Accrual Period, the rate determined by the Indenture Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such LIBOR Determination Date. In such event, the Indenture Trustee will request the principal

London office of each of the Reference Banks to provide a quotation of its rate. If on such LIBOR Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of all such offered quotations (rounded to the nearest whole multiple of 1/16%). If on such LIBOR Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the Accrual Period shall be the higher of (i) LIBOR as determined on the previous LIBOR Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, One-Month LIBOR for a LIBOR Determination Date would be based on One-Month LIBOR for the previous LIBOR Determination Date for the third consecutive LIBOR Determination Date, the Indenture Trustee shall select an alternative comparable index (over which the Indenture Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

          Opinion of Counsel: A written opinion of counsel who may be employed by the Servicer, the Depositor, the Loan Originator or any of their respective Affiliates.

          Optional Disposition Date: Any Business Day, provided one Business Day’s prior written notice is given.

          Originator Indemnified Party: Has the meaning set forth in Section 8.01(c) hereof.

          Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor owner trustee under the Trust Agreement.

          Owner Trustee Fee: Shall mean the fee payable in the Fee Letter dated as of the date hereof, among the Loan Originator, the Depositor and the Owner Trustee.

          Participation Certificate: A valid and enforceable certificate issued pursuant to a standard participation agreement between the Loan Originator and the originator of the related Loan, evidencing that the registered owner is the beneficial owner of an undivided participating ownership interest in the related Loan.

          Participation Loan: A Loan, originated by the Loan Originator and serviced by the Servicer in the ordinary course of its business and in accordance with Accepted Servicing Practices, in which a participation interest has been granted to another Person in accordance with the Underwriting Guidelines and such transaction has been fully consummated, pursuant to a standard participation agreement.

          Paying Agent: A Person that meets the eligibility standards for the Indenture Trustee specified in Section 3.03 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. The initial Paying Agent shall be the Indenture Trustee.

          Payment Date: The 15th day of each calendar month commencing on the first such 15th day to occur after the first Transfer Date, or if any such day is not a Business Day, the first Business Day immediately following such day.

          Percentage Interest: Has the meaning set forth in the Trust Agreement and the Indenture, as applicable.

          Permitted Investments: Each of the following:

(a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

(b) Federal Housing Administration debentures rated “Aa2” or higher by Moody’s and “AA” or better by S&P.

(c) Freddie Mac senior debt obligations rated “Aa2” or higher by Moody’s and “AA” or better by S&P.

(d) Federal Home Loan Banks’ consolidated senior debt obligations rated “Aa2” or higher by Moody’s and “AA” or better by S&P.

(e) Fannie Mae senior debt obligations rated “Aa2” or higher by Moody’s.

(f) Federal funds, certificates of deposit, time and demand deposits, and bankers’ acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated “A-1” or better by S&P and “P-1” or better by Moody’s.

(g) Investment agreements approved by the Initial Noteholder provided:

1. the agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated “Aa2” or better by Moody’s and “AA” or better by S&P; and

2. monies invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day’s notice (provided such notice may be amended or canceled at any time prior to the withdrawal date); and

3. the agreement is not subordinated to any other obligations of such insurance company or bank; and

4. the same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement; and

5. the Indenture Trustee and the Initial Noteholder receive an opinion of counsel that such agreement is an enforceable obligation of such insurance company or bank.

(h) Commercial paper (having original maturities of not more than 365 days) rated “A-1” or better by S&P and “P-1” or better by Moody’s.

(i) Investments in money market funds rated “AAAM” or “AAAM-G” by S&P and “Aaa” or “P-1” by Moody’s.

(j) Investments approved in writing by the Initial Noteholder;

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity; and provided, further, that, with respect to any instrument described above, such instrument qualifies as a “permitted investment” within the meaning of Section 860G(a)(5) of the Code and the regulations thereunder.

          Each of the Permitted Investments may be purchased by the Indenture Trustee or through an Affiliate of the Indenture Trustee.

          Permitted Liens: Means (i) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable and (ii) liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s liens and other similar liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than thirty (30) days.

          Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

          Physical Property: Has the meaning set forth in clause (b) of the definition of “Delivery” above.

          Pool Charged-Off Ratio: With respect to any date of determination, the aggregate Principal Balance of all Charged-Off Loans as of such date of determination divided by the Pool Principal Balance as of such date of determination.

          Pool Principal Balance: With respect to any date of determination, the aggregate Principal Balances of the Loans as of such date of determination.

          Pool Purchase Price: With respect to any date of determination, an amount equal to the sum of the Principal Balance of each Eligible Loan subject to this Agreement as of such date of determination multiplied by the Purchase Price Percentage relating to each such Eligible Loan.

          Predecessor Servicer Work Product: Has the meaning set forth in Section 9.02(d) hereof.

          Principal Balance: With respect to any Loan, (i) at the Transfer Date, the Transfer Date Principal Balance and (ii) with respect to any other date of determination, the outstanding unpaid principal balance of the Loan as of such date of determination (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Delinquent Loan prior to such date of determination); provided, however, that any Liquidated Loan shall be deemed to have a Principal Balance of zero.

          Principal Collections Account: The account designated as such, established and maintained by the Servicer in accordance with Section 5.01(a)(2) hereof.

          Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

          Proceeds: With respect to a Liquidated Loan, any cash amounts received in connection with the liquidation of such Loan, whether through sale, foreclosure sale, liquidation, exchange or other disposition, whether such disposition is voluntary or involuntary, and any other amounts required to be deposited in the Collection Account pursuant to Section 5.01(b) hereof, in each case other than Insurance Proceeds.

          Purchase Price Percentage: With respect to each Loan on any Business Day, a percentage determined as follows:

          (a) with respect to all Senior Secured Loans assigned Loan Rating 1, Loan Rating 2, Loan Rating 3 or Loan Rating 4, 80%;

          (b) with respect to all Subordinated Loans assigned Loan Rating 1, Loan Rating 2, Loan Rating 3 or Loan Rating 4, 50%;

          (c) with respect to all Senior Secured Loans assigned Loan Rating 5, 50%;

          (d) with respect to all Subordinated Loans assigned Loan Rating 5, 25%; and

          (e) with respect to all Loans assigned Loan Rating 6, 0%.

          Qualified Substitute Loan: A Loan or Loans substituted for a Deleted Loan or Eligible Loan pursuant to Section 3.05 hereof, which (i) complies or comply as of the date of substitution with each representation and warranty set forth in Section 3.04 and (ii) is or are not Delinquent as of the date of substitution for such Deleted Loan or Loans or Eligible Loan or Loans, as the case may be.

          Rating Agencies: S&P, Moody’s and Fitch or such other nationally recognized credit rating agencies as may from time to time be designated in writing by the Majority Noteholders in their sole discretion.

          Record Date: With respect to each Payment Date, the close of business two (2) Business Days before such Payment Date.

          Reference Banks: Bankers Trust Company, Barclay’s Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if the Initial Noteholder determines that any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Initial Noteholder with the approval of the Issuer, which approval shall not be unreasonably withheld, which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London and (ii) which have been designated as such by the Initial Noteholder.

          Remittance Date: The Business Day immediately preceding each Payment Date.

          Remittance Period: With respect to any Payment Date, the period commencing immediately following the Record Date for the preceding Payment Date (or, in the case of the initial Payment Date, commencing immediately following the initial Transfer Date) and ending on and including the related Record Date.

          Repurchase Price: With respect to a Loan the product of the applicable Purchase Price Percentage multiplied by the Principal Balance thereof as of such date of repurchase.

          Required Equity Contribution: On any date of determination, an amount equal to the excess of (a) the sum of (i) the Borrowing Base on such date plus (ii) all collections on deposit in the Principal Collections Account on such date, minus (b) the Note Principal Balance on such date, which amount shall at all times be equal to at least $10,000,000.

          Required Interest Coverage Amount: (a) For any date of determination occurring during the Revolving Period, an amount equal to the sum of (x) the product of (i) the Maximum Note Principal Balance, (ii) the sum of (A) the Note Interest Rate and (B) the per annum rate at which the Trust Fees and Expenses accrue, divided by 12 and (iii) 1.20 and (y) the Interest Carry-Forward Amount for the preceding Payment Date and (b) for any other date of determination, an amount equal to amounts collected with respect to the Loans, including without limitation, all Proceeds, Insurance Proceeds and proceeds in connection with the repurchase or substitution of any Loan pursuant to the terms hereof.

          Required Loan Documents: With respect to: (a) any Eligible Loan (other than an Assigned Loan or Participation Loan), the duly executed original of each of the following: the Underlying Note and an assignment (which may be by endorsement or allonge) of such Underlying Note, signed by an officer of the Loan Originator; any related loan agreement, the Loan Schedule, participation agreement (if set forth on the Loan Schedule), acquisition agreement (if set forth on the Loan Schedule), subordination agreement (if set forth on the Loan Schedule), intercreditor agreement (if set forth on the Loan Schedule), security agreements or instruments, UCC financing statements, guarantee (if set forth on the Loan Schedule), for each Eligible Loan secured by a Mortgaged Property, an Assignment of Mortgage and an Assignment of Leases and Rents and (b) any Eligible Loan which is an Assigned Loan (if such Eligible Loan is identified as an Assigned Loan on the Loan Schedule), (i) the duly executed original of each of the following: the Underlying Note including an assignment (which may be by endorsement or allonge), signed by an officer of the Loan Originator and the assignment agreement and (ii) duly executed originals (if set forth on the Loan Schedule) or copies of each of the following: any related loan agreement, subordination agreement (if set forth on the Loan Schedule), intercreditor agreement (if set forth on the Loan Schedule), security agreements or instruments, UCC financing statements, guarantee (if set forth on the Loan Schedule), for each Assigned Loan secured by a Mortgaged Property, an Assignment of Mortgage and an Assignment of Leases and Rents and (c) any Assigned Loan which is a participation interest, (i) the duly executed original of each of the following: the participation agreement, signed by an officer of the Loan Originator, and the related Participation Certificate and (ii) duly executed originals (if set forth on the Loan Schedule) or copies of each of the following: any related loan agreement, subordination agreement (if set forth on the Loan Schedule), intercreditor agreement (if set forth on the Loan Schedule), security agreements or instruments, UCC financing statements and guarantee (if set forth on the Loan Schedule).

          Required Overcollateralization Amount: With respect to any Business Day, an amount equal to the greatest of (a) the positive difference between (i) the Pool Principal Balance on such Business Day and (ii) the Pool Purchase Price (reduced by the amount, without duplication, of any Loan in excess of the Concentration Limitations); (b) an amount equal to 25% of the aggregate Principal Balance of the Eligible Loans; and (c) the Required Equity Contribution.

          Reserve Interest Rate: With respect to any LIBOR Determination Date, the rate per annum that the Initial Noteholder determines to be either (i) the arithmetic mean (rounded to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Initial Noteholder are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Initial Noteholder can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Initial Noteholder are quoting on such LIBOR Determination Date to leading European banks.

          Responsible Officer: When used with respect to the Indenture Trustee or Collateral Custodian, any officer within the Corporate Trust Office of such Person, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and any officer of the Administrator who is identified on the list of Authorized Officers delivered by the Administrator on the date hereof (as such list may be modified or supplemented from time to time thereafter) to the Indenture Trustee and the Owner Trustee. When used with respect to the Depositor, the Servicer, the Loan Originator or any Affiliate of any of them, the Controller, the President, any Vice President or the Treasurer of such Person.

          Review Criteria: Has the meaning set forth in Section 2.05(b)(ii) hereof.

          Revolving Loan: A Loan that is a line of credit arising from an extension of credit by the Loan Originator to an Obligor.

          Revolving Period: With respect to the Notes, the period commencing on September 17, 2003 and ending on the earlier of (i) 364 days after such date unless extended by the mutual agreement of CapitalSource and the Initial Noteholder within six months prior to the expiration date, and (ii) the date on which the Revolving Period is terminated pursuant to Section 2.08.

          Sales Price: For any Transfer Date and any Eligible Loan, the product of (i) the applicable Purchase Price Percentage multiplied by (b) the Principal Balance of such Eligible Loan as of such Transfer Date.

          S&SA Assignment: An Assignment, in the form of Exhibit C hereto, of Loans and other property from the Depositor to the Issuer pursuant to this Agreement.

          Scheduled Payment: With respect to any Loan, the payment of principal and/or interest scheduled to be made by the related Obligor under the terms of such Loan after the related Transfer Date, as adjusted pursuant to the terms of the related Underlying Note and Required Loan Documents, and any such payment received after the related Transfer Date.

          Securities: The Notes and the Trust Certificates.

          Securities Intermediary: A “securities intermediary” as defined in Section 8-102(a)(14) of the UCC that is holding a Trust Account for the Indenture Trustee as the sole “entitlement holder” as defined in Section 8-102(a)(7) of the UCC.

          Securitization: A sale or transfer of Loans by the Issuer to any other Person in order to effect one or a series of structured-finance securitization transactions, including but not limited to transactions involving the issuance of securities which may be treated for federal income tax purposes as indebtedness of CapitalSource or one or more of its wholly owned subsidiaries.

          Securityholder: Any Noteholder or Certificateholder.

          Senior Loan: A Loan that (i) is secured by a first priority lien on all of the Obligor’s assets constituting Loan Collateral for such Loan (subject to Permitted Liens), (ii) has a Loan-to-Value Ratio less than or equal to 90% and (iii) provides that the payment obligation of the related Obligor on such Loan is either senior to, or pari passu with, all other loans or financings to such Obligor.

          Senior B-Note Loan: Any multilender Loan that (i) is secured by a first priority lien on all the Obligor’s assets constituting Loan Collateral for such Loan (subject to Permitted Liens), (ii) has a Loan-to-Value Ratio less than or equal to 90%, and (iii) that contains provisions which, upon the occurrence of an event of default under the underlying loan documents or in the case of any liquidation or foreclosure on the related Loan Collateral, the Issuer’s portion of such Loan would be paid only after the other lender party to such Loan (whose right to payment is contractually senior to the Issuer) is paid in full.

          Senior Secured Loan: Either a Senior Loan or a Senior B-Note Loan.

          Servicer: CapitalSource, in its capacity as the servicer hereunder, or any successor appointed as herein provided.

          Servicer Event of Default: Has the meaning set forth in Section 9.01 hereof.

          Servicer Indemnified Party: Has the meaning set forth in Section 8.01(a) hereof.

          Servicer Extension Notice: Has the meaning set forth in Section 9.01(c) hereof.

          Servicer’s Loan File: With respect to each Eligible Loan, all documents (or electronic images thereof) relating to such Eligible Loan, including, without limitation, copies of all of the Loan Documents included in the related Custodial Loan File.

          Servicing Advance Reimbursement Amount: With respect to any Record Date, the amount of any Servicing Advances that have not been reimbursed as of such date, including Nonrecoverable Servicing Advances.

          Servicing Advances: Advances required to be made by the Servicer as specified in the Underwriting Guidelines.

          Servicing Compensation: The Servicing Fee, assumption fees, late payment charges and other ancillary income with respect to any Loan.

          Servicing Fee: With respect to each Eligible Loan (including any Eligible Loan that has been foreclosed and for which the related Mortgaged Property has become a Foreclosure Property, but excluding any Liquidated Loan), for each Remittance Period, a per annum fee equal to the sum of (i) 1.00% of the Principal Balance of each Loan (other than Revolving Loans) and

(ii)  1.25% of the Principal Balance of each Revolving Loan, in each case at the beginning of such Remittance Period payable to the Servicer for the servicing of such Eligible Loan out of Scheduled Payments made by the Obligor thereunder in an amount determined in the manner in effect on the related Transfer Date.

          Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Eligible Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer’s Certificate furnished by the Servicer on the date hereof to the Issuer and the Indenture Trustee, on behalf of the Noteholders, as such list may from time to time be amended.

          S&P: Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

          State: Any one of the states of the United States of America or the District of Columbia.

          Subordinated Loan: Any Loan other than a Senior Loan or a Senior B-Note Loan.

          Subsidiary: With respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.05 or Section 3.05 hereof, the amount, if any, by which (a) the aggregate principal balance of any Qualified Substitute Loans (after application of principal payments received on or before the related Transfer Date) is less than (b) the aggregate of the Principal Balances of the related Deleted Loans as of any date of determination.

          Tangible Net Worth: With respect to any Person, as of any date of determination, the consolidated Net Worth of such Person and its Subsidiaries, less the consolidated net book value of all assets of such Person and its Subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any Subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that residual securities issued by such Person or its Subsidiaries shall not be treated as intangibles for purposes of this definition.

          Term Event: Has the meaning set forth in Section 9.01(c) hereof.

          Termination Date: The earliest of (a) the date of termination of the Revolving Period, pursuant to Section 2.08, (b) the date upon which this Agreement terminates pursuant to Section 12.01 or is optionally terminated by the Servicer pursuant to Section 12.02, (c) the date of declaration of the Termination Date pursuant to Section 9.01(d) or the date of the automatic occurrence of the Termination Date pursuant to Section 9.01(e), (d) the Maturity Date and (e) the termination of the Amortization Period.

          Termination Price: Has the meaning set forth in Section 12.02 hereof.

          Third Party Claim: Has the meaning set forth in Section 8.01(d) hereof.

          Transfer Date: With respect to each Eligible Loan, the day such Loan is sold and conveyed to the Depositor by the Loan Originator pursuant to the Loan Sale Agreement and to the Issuer by the Depositor pursuant to Section 2.01 hereof, which results in an increase in the Note Principal Balance by the related Additional Note Principal Balance. With respect to any Qualified Substitute Loan, the Transfer Date shall be the day such Loan is conveyed to the Issuer pursuant to Section 2.05 or 3.05. No Transfer Date shall occur following the termination of the Revolving Period or during the Amortization Period.

          Transfer Date Principal Balance: As to each Loan, its Principal Balance as of the close of business on the Transfer Date (after giving effect to any payments received on the Loan on or before the Transfer Date).

          Transition Costs: Has the meaning set forth in Section 9.02(a) hereof.

          Trigger Event: Shall exist, as of any Record Date, if any of the following events shall have occurred and be continuing for fifteen (15) days (i) the available Excess Spread is less than 2.00% (determined at all times using a LIBOR Margin of 1.00%); (ii) the weighted average Loan Rating of the Loan Pool exceeds 2.7; (iii) the aggregate Principal Balance of all Delinquent Loans and Foreclosed Loans as of such Record Date divided by the Pool Principal Balance as of such Record Date is greater than 10%; (iv) the Pool Charged-Off Ratio as of such Record Date is greater than 5%; (v) a Borrowing Base Deficiency shall have occurred and shall not have been cured within five (5) Business Days of the occurrence thereof; (vi) a Servicer Event of Default shall have occurred; (vii) a Change of Control of CapitalSource shall have occurred; (viii) CapitalSource shall have breached any financial covenant set forth in Section 7.01 hereof; (ix) the cumulative sum of all Delinquent and Charged-Off Loans in the loan pools pledged as part of all Securitizations effected by the Loan Originator prior to such date of determination exceed 7.5% of the aggregate original pool principal balance of such loan pools; or (x) CapitalSource shall have defaulted with respect to any indebtedness for an amount in excess of $10,000,000.

          Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

          Trust Accounts: The Distribution Account, the Collection Account and the Principal Collections Account.

          Trust Agreement: The Trust Agreement dated as of September 17, 2003 between the Depositor and the Owner Trustee, as the same may be amended and supplemented from time to time.

          Trust Certificate: Has the meaning set forth in the Trust Agreement.

          Trust Fees and Expenses: As of each Payment Date, an amount equal to the Servicing Compensation, the Owner Trustee Fee, if applicable, and the Indenture Trustee Fee, if any, the Backup Servicing Fee, and any expenses of the foregoing.

          UCC: The Uniform Commercial Code as in effect in the State of New York.

          UCC Assignment: A form “UCC-2” or “UCC-3” statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction to reflect an assignment of a secured party’s interest in collateral.

          UCC-1 Financing Statement: A financing statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction.

          Underlying Note: With respect to an Eligible Loan, the executed promissory note or other evidence of the indebtedness of the related Obligor or Obligors.

          Underwriting Guidelines: The written credit and collection policies and procedures manual of the Loan Originator, as the same may be amended from time to time.

          Unqualified Loan: Has the meaning set forth in Section 3.05(a) hereof.

          Whole Loan Sale: A Disposition of Loans pursuant to a whole-loan sale.

          Section 1.02 Other Definitional Provisions.

          (a) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

ARTICLE II

CONVEYANCE OF THE COLLATERAL;
ADDITIONAL NOTE PRINCIPAL BALANCES

          Section 2.01 Conveyance of the Collateral; Additional Note Principal Balances.

          (a) (i) On each Transfer Date during the Revolving Period, the Depositor agrees to offer for sale and to sell to the Issuer each of the Loans sold and contributed to the Depositor pursuant to the Loan Sale Agreement on such Transfer Date and the Issuer agrees to purchase such Loans offered for sale by the Depositor. No Transfer Date shall occur following the termination of the Revolving Period or during the Amortization Period. In addition, on each Transfer Date, the Depositor agrees to offer for sale to the Issuer and the Issuer agrees to purchase from the Depositor additional Loans in an amount sufficient to maintain the Required Overcollateralization Amount.

(ii) In consideration of the payment of the Additional Note Principal Balance pursuant to Section 2.06 hereof, (A) the Depositor as of the related Transfer Date and concurrently with the execution and delivery hereof, hereby sells and assigns to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Loans and the Loan Collateral and (B) the Issuer grants and pledges the Loans and the Loan Collateral to the Indenture Trustee on behalf of the Noteholders as security for the Issuer’s obligations under the Indenture and the other Basic Documents.

(iii) During the Revolving Period, on each Transfer Date, subject to the conditions precedent set forth in Section 2.06 and in accordance with the procedures set forth in Section 2.01(c), the Depositor, pursuant to a S&SA Assignment, will assign to the Issuer without recourse all of its respective right, title and interest, in and to the Loans and all proceeds thereof listed on the Loan Schedule attached to such S&SA Assignment, including all interest and principal on or with respect to the Loans on or after the related Transfer Date, together with all right, title and interest in and to the proceeds of any related Insurance Policies and all of the Depositor’s rights, title and interest in and to (but none of its obligations under) the Loan Sale Agreement and all proceeds of the foregoing.

          (b) As of the Closing Date and as of each Transfer Date, the Issuer acknowledges (or will acknowledge pursuant to the S&SA Assignment) the conveyance to it of the Loans and Loan Collateral, including all rights, title and interest of the Depositor in and to the Loans and the Loan Collateral, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery, as of the Closing Date and as of each Transfer Date, pursuant to the Indenture the Issuer pledges the Loans and the Loan Collateral to the Indenture Trustee. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused the Trust Certificates to be authenticated and delivered to or at the direction of the Depositor.

          (c) (i) Pursuant to and subject to the Note Purchase Agreement, the Issuer may, at its sole option, from time to time request that the Initial Noteholder advance on any Transfer Date Additional Note Principal Balances and, upon satisfaction of the conditions precedent to such advance in accordance with the Note Purchase Agreement, the Initial Noteholder shall remit on such Transfer Date, to or at the direction of the Depositor an amount equal to such Additional Note Principal Balances.

               (ii) Notwithstanding anything to the contrary herein, in no event shall the Issuer be required to purchase Loans and the Initial Noteholder shall not be required to advance Additional Note Principal Balances on a Transfer Date if the conditions precedent to a transfer of the Loans under Section 2.06 and the conditions precedent to the purchase of Additional Note Principal Balances set forth in Section 3.01 of the Note Purchase Agreement have not been fulfilled.

               (iii) The Servicer shall appropriately note such Additional Note Principal Balance (and the increased Note Principal Balance) in the next succeeding Monthly Servicer Report; provided, however, that failure to make any such notation in such Monthly Servicer Report or any error in such notation shall not adversely affect any Noteholder’s rights with respect to its Note Principal Balance and its right to receive interest and principal payments in respect of the Note Principal Balance held by such Noteholder. The Initial Noteholder shall record on the schedule attached to such Noteholder’s Note, the date and amount of any Additional Note Principal Balance advanced by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance held by such Noteholder.

               (iv) Absent manifest error, the Note Principal Balance of each Note as set forth in the Initial Noteholder’s records shall be binding upon the Indenture Trustee, the

Noteholders and the Issuer, notwithstanding any notation made by the Servicer in its Monthly Servicer Report pursuant to the preceding paragraph.

          (d) The Depositor shall, at its own expense, within one Business Day following the Transfer Date, indicate in its computer files that the Loans identified in each S&SA Assignment have been sold to the Issuer pursuant to this Agreement.

          (e) Subject to Section 3.01(o), the parties hereto intend that each of the conveyances contemplated hereby be sales from the Depositor to the Issuer of all of the Depositor’s right, title and interest in and to the Loans and the Loan Collateral. In the event the transactions set forth herein are deemed not to be a sale, the Depositor hereby grants to the Issuer a security interest in all of the Depositor’s right, title and interest in, to and under the Loans and the Loan Collateral related thereto, whether now existing or hereafter created, to secure all of the Depositor’s obligations hereunder, and this Agreement shall constitute a security agreement under applicable law.

          Section 2.02 Ownership and Possession of Loan Files.

          With respect to each Loan, as of the related Transfer Date the ownership of the related Underlying Note, the related Required Loan Documents and the contents of the related Servicer’s Loan File and Custodial Loan File shall be vested in the Issuer as part of the Collateral for the benefit of the Securityholders, and with respect to each Eligible Loan, as of the related Transfer Date, the related Underlying Note, the related Required Loan Documents and the contents of the related Servicer’s Loan File and Custodial Loan File shall be Granted (as defined in the Indenture) and pledged to the Indenture Trustee on behalf of the Securityholders, and the Collateral Custodian shall take possession of the Custodial Loan Files as contemplated in Section 2.05 hereof.

          Section 2.03 Books and Records; Intention of the Parties.

          On the Closing Date, the Depositor shall, at such party’s sole expense, cause to be filed UCC-1 Financing Statements naming the Issuer as “secured party” and describing the Collateral being sold by the Depositor to the Issuer with the office of the Secretary of State of the state in which the Depositor is located and in any other jurisdictions as shall be necessary to perfect a security interest in the Collateral. In addition, on the Closing Date, the Loan Originator shall, at its expense, cause to be filed UCC-1 Financing Statements naming the Depositor as “secured party” and describing the Loans being sold by the Loan Originator to the Depositor with the office of the Secretary of the State in which the Loan Originator is located and in such other jurisdictions as shall be necessary to perfect a security interest in the Collateral.

          Section 2.04 Delivery of Loan Documents.

          (a) The Loan Originator shall, (i) no later than 12:00 noon New York time on the Business Day prior to the related Transfer Date, deliver or cause to be delivered to the Collateral Custodian, as the designated agent of the Indenture Trustee, by facsimile transmission or in an electronic format mutually agreed to by the parties, a Loan Schedule, a copy of the executed Underlying Note and Assignment of Mortgage, if any, in each case, endorsed in blank and (ii) within two Business Days after the related Transfer Date shall deliver or caused to be delivered to the Collateral Custodian the original and duly executed Underlying Note and Assignment of Mortgage, if any, and all other Required Loan Documents for each Loan (other than those documents required to be retained by the Servicer in connection with the servicing and administration of the Loans) (with respect to each such Loan, a “Custodial Loan File”).

          (b) The Loan Originator shall, within two (2) Business Days after the related Transfer Date deliver or cause to be delivered to the Servicer the related Servicer’s Loan File for the benefit of, and as agent for, the Indenture Trustee, on behalf of the Noteholders.

          (c) The Indenture Trustee shall cause the Collateral Custodian to take and maintain continuous physical possession of the Custodial Loan Files in the State of Minnesota and, in connection therewith, shall act solely as agent for the Noteholders in accordance with the terms hereof and not as agent for the Loan Originator, the Servicer or any other party.

Section 2.05	Acceptance by the Indenture Trustee of the Loans; Certain Substitutions and Repurchases; Certification by the Collateral Custodian.

          (a) Based on the initial certification received by it from the Collateral Custodian in the form of Exhibit E-1 attached hereto (the “Initial Certification”), the Indenture Trustee acknowledges receipt of, subject to the further review and exceptions reported by the Collateral Custodian pursuant to the procedures described below, the documents (or certified copies thereof) delivered to the Indenture Trustee or the Collateral Custodian on its behalf pursuant to Section 2.04 and declares that it holds and will continue to hold directly those documents and any amendments, replacements or supplements thereto and all other assets constituting the Collateral delivered to it in trust for the use and benefit of all present and future Noteholders.

          (b) (i) On or before 11:00 a.m. New York City time on the related Transfer Date, the Collateral Custodian will deliver to the Initial Noteholder, with a copy to the Indenture Trustee, an Initial Certification, confirming whether or not it has received, by facsimile transmission or in electronic format mutually agreed upon by the parties, a copy of the original executed Underlying Note and the Assignment of Mortgage, if any, in each case, endorsed in blank, for each Loan which the Issuer will request the Initial Noteholder to advance Additional Note Principal Balances on such Transfer Date pursuant to, and subject to the conditions of, the Note Purchase Agreement.

           (ii) Within five (5) Business Days of its receipt of the remaining Required Loan Documents for each such Loan, the Collateral Custodian shall review the related Loan and Required Loan Documents to confirm that (A) the Underlying Note has been properly executed and has no missing or mutilated pages, (B) Uniform Commercial Code Financing Statements and other filings (required by the Required Loan Documents) have been made, (C) other than with respect to a Loan the Loan Collateral for which consists of receivables only as indicated on the Loan Schedule, an Insurance Policy is contained in such Required Loan Documents with respect to any real or personal property constituting the Loan Collateral, and (D) the related Principal Balance, Loan number and Obligor name with respect to such Loan is referenced on the related Loan List and is not a duplicate Loan (collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Required Loan Documents hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file (in Excel or a comparable format) that contains the related Loan Schedule or that otherwise contains the Loan number and the name of the Obligor with respect to each related Loan. Upon completion of such review the Collateral Custodian will deliver a final certification in the form attached hereto as Exhibit E-2 (the “Final Certification”) to the Initial Noteholder, with a copy to the Indenture Trustee and the Loan Originator, confirming its receipt of the Required Loan Documents. The Final Certification will also contain an exception report attached as an exhibit thereto which will identify any Loans for which (i) the Collateral Custodian has not received a Required Loan Document or (ii) any Review Criteria is not satisfied.

               (iii) The Loan Originator shall have ten (10) Business Days to deliver any missing Required Loan Documents or correct any non-compliance with a Review Criteria. If after the conclusion of such time period the Loan Originator has not delivered such missing Required Loan Document or cured any non-compliance by a Loan with a Review Criteria and such failure has a material adverse effect on the value or enforceability of any Eligible Loan or the interests of the Securityholders in any Eligible Loan, the Loan Originator shall repurchase such Eligible Loan within one (1) Business Day of notice thereof from the Indenture Trustee or the Initial Noteholder at the Repurchase Price thereof with respect to such Eligible Loan by depositing such Repurchase Price in the Collection Account; provided, however that the Loan Originator shall only be required to pay the Repurchase Price with respect to any such Loan to the extent that, at the time such repurchase is required pursuant to terms hereof, a Borrowing Base Deficiency would exist. In lieu of such a repurchase, the Depositor and Loan Originator may comply with the substitution provisions of Section 3.05 hereof; provided, however that the Loan Originator shall only be required to comply with the substitution provisions to the extent that a Borrowing Base Deficiency would exist at the time of such proposed substitution. The Loan Originator shall provide the Servicer, the Indenture Trustee, the Issuer and the Initial Noteholder with a certification of a Responsible Officer on or prior to such repurchase or substitution indicating that the Loan Originator intends to repurchase or substitute such Eligible Loan.

               (iv) It is understood and agreed that the obligation of the Loan Originator to repurchase or substitute any such Loan pursuant to this Section 2.05(b) shall constitute the sole remedy with respect to such failure to comply with the foregoing delivery requirements.

          (c) In performing its reviews of the Custodial Loan Files, the Collateral Custodian shall have no responsibility to determine the genuineness of any document contained therein and any signature thereon. The Collateral Custodian shall not have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

          (d) The Servicer’s Loan File shall be held in the custody of the Servicer for the benefit of the Indenture Trustee, on behalf of the Noteholders. It is intended that, by the Servicer’s agreement pursuant to this Section 2.05(d), the Indenture Trustee shall be deemed to have possession of the Servicer’s Loan Files for purposes of Section 9-313 of the UCC of the state in which such documents or instruments are located. The Servicer shall promptly report to the Indenture Trustee any failure by it to hold the Servicer’s Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Eligible Loans or such documents or instruments. Subject to Section 8.01(d), the Servicer agrees to indemnify the Securityholders and the Indenture Trustee, their officers, directors, employees, agents and “control persons” as such term is used under the Act and under the Securities Exchange Act of 1934, as amended for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders or the Indenture Trustee as the result of the gross negligence or willful misfeasance by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of any Securityholders or the Indenture Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer’s compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Indenture Trustee or the Majority Noteholders. The Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer’s performance as custodian of the Servicer Loan File hereunder.

          Section 2.06 Conditions Precedent to Transfer Dates.

          At least one (1) Business Day prior to each proposed Transfer Date, the Issuer shall give notice to the Initial Noteholder, the Indenture Trustee and the Paying Agent of such proposed upcoming Transfer Date and provide an estimate of the number of Loans and aggregate Principal Balance of such Loans proposed to be transferred on such Transfer Date. On the Business Day prior to each Transfer Date, the Issuer shall provide the Initial Noteholder with a final Loan Schedule with respect to the Loans proposed to be transferred on such Transfer Date. On each Transfer Date, the Depositor shall convey to the Issuer the Loans and the other property and rights related thereto described in the related S&SA Assignment and the Issuer shall, pursuant to the Indenture, grant and pledge to the Indenture Trustee the Loans and Loan Collateral, and the Issuer, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall pay or cause to be paid cash in the amount of the Additional

Note Principal Balance received from the Initial Noteholder in respect of the Loans to or at the direction of the Depositor.

As of the Closing Date and each Transfer Date:

(i) The Servicer shall have delivered to the Issuer and the Initial Noteholder (with a copy to the Collateral Custodian and the Backup Servicer), no later than 12:00 p.m. New York City time, one (1) Business Day prior to the related Transfer Date in a form and substance reasonably satisfactory to the Initial Noteholder, (A) a Notice of Additional Note Principal Balance, a Borrowing Base Certificate and Loan Schedule, (B) a S&SA Assignment and (C) a copy of the fully executed LPA Assignment evidencing the sale of the Loans proposed to be sold on such Transfer Date from the Loan Originator to the Depositor;

(ii) the Initial Noteholder shall have received the Initial Certification prepared by the Collateral Custodian with respect to the Loans;

(iii) subject to clause (iv) below, the amount of the Additional Note Principal Balance requested on such Transfer Date shall be at least equal to $1,000,000;

(iv) On and as of such day, after giving effect to such transfer, the Note Principal Balance shall not exceed the lesser of (x) the Maximum Note Principal Balance and (y) the Borrowing Base;

(v) the Depositor shall have deposited, or caused to be deposited, in the Collection Account all collections received with respect to each of the Eligible Loans on and after the applicable Transfer Date;

(vi) a Bankruptcy Event shall not have occurred with respect to the Loan Originator or the Depositor;

(vii) the Termination Date shall not have occurred;

(viii) the Required Overcollateralization Amount shall have been maintained (after giving effect to the sale of Loans on such Transfer Date);

(ix) each of the representations and warranties made by the Loan Originator contained in Section 3.04 with respect to the Eligible Loans purchased and pledged on a Transfer Date shall be true and correct as of such Transfer Date with the same effect as if then made and each of the Depositor and the Loan Originator shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Transfer Date; provided that, if any representation or warranty made by the Loan Originator pursuant to Section 3.04 herein shall be incorrect as of any Transfer Date with respect to any Loan to be purchased on such date, the Issuer shall only be relieved of its obligation to purchase such Loan and, assuming satisfaction or waiver of the other conditions set forth in this clause (ix), the Issuer shall nonetheless be obligated to purchase all Loans to be purchased on such date that are unaffected by such breach;

(x) the Depositor shall have taken any action reasonably requested by the Indenture Trustee, the Issuer or the Noteholders required to maintain the ownership interest of the Issuer in the Collateral and the security interest of the Indenture Trustee in the Collateral;

(xi) all conditions precedent to the Depositor’s purchase and contribution of Loans pursuant to the Loan Sale Agreement shall have been fulfilled as of such Transfer Date; and

(xii) all conditions precedent to the Noteholders’ purchase of the Additional Note Principal Balance pursuant to the Note Purchase Agreement shall have been fulfilled as of such Transfer Date.

          Section 2.07 Additional Advances by Initial Noteholder.

     If on any date of determination, there exists a Borrowing Base Excess, the Issuer may, upon one (1) Business Days’ notice to the Initial Noteholder, at its option, request an additional advance from the Initial Noteholder up to an amount equal to such Borrowing Base Excess. Any advance pursuant to this Section 2.07 shall be subject to the following conditions:

(i) as of such date, neither the Loan Originator nor the Depositor shall (A) be subject to a Bankruptcy Event or (B) have reason to believe that its insolvency is imminent;

(ii) the Revolving Period shall not have terminated; and

(iii) as of such date (after giving effect to such advance), the Required Overcollateralization Amount shall have been maintained.

          Section 2.08 Termination of Revolving Period or Amortization Period.

          Upon the occurrence of (i) an Event of Default or Default or (ii) a Trigger Event, the Initial Noteholder may, in any such case, in its sole discretion and upon written notice to the Servicer, terminate the Revolving Period or the Amortization Period as the case may be.

          Section 2.09 Correction of Errors.

          The parties hereto who have relevant information shall cooperate to reconcile any errors in calculating the Sales Price of the Eligible Loans from and after the related Transfer Date. In the event that an error in the Sales Price of the Eligible Loans is discovered by either party, any miscalculations of Principal Balance, accrued interest, miscalculation of the Required Overcollateralization Amount or aggregate unreimbursed Servicing Advances attributable to the applicable Eligible Loan, or any prepayments not properly credited, such party shall give prompt notice to the other parties hereto, and the party that shall have benefitted from such error shall promptly remit to the other, by wire transfer of immediately available funds, the amount of such error with no interest thereon.

          Section 2.10 Commencement of Amortization Period.

          In the event that the Revolving Period is not extended by the mutual agreement of CapitalSource and the Initial Noteholder, the Amortization Period shall automatically commence on the day following the end of the Revolving Period and shall continue for a period of six months unless terminated by the Initial Noteholder pursuant to Section 2.08 hereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

          Section 3.01 Representations and Warranties of the Depositor.

          The Depositor hereby represents, warrants and covenants to the other parties hereto and the Securityholders that as of the Closing Date and as of each Transfer Date:

          (a) The Depositor is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under each Basic Document to which it is a party;

          (b) The execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance of and compliance with all of the terms thereof will not violate the Depositor’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which are applicable to the Depositor or any of its assets;

          (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Basic Document to which the Depositor is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by the other party or parties thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Depositor is not in violation of, and the execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance and compliance with the terms of each Basic Document to which the Depositor is a party will not constitute a violation with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the financial condition or operations of the Depositor or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) would prohibit its entering into any of the Basic Documents to which it is a party or render the Securities invalid, (B) seeks to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents to which it is a party or (C) would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any of the Basic Documents to which the Depositor is a party or the Securities, or for the consummation of the transactions contemplated by any of the Basic Documents to which the Depositor is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

          (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any of the Basic Documents to which it is a party or the assumption of any of its obligations thereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor;

          (h) The Depositor did not transfer the Loans sold to the Issuer with any intent to hinder, delay or defraud any of its creditors; nor will the Depositor be rendered insolvent as a result of such sale or pledge;

          (i) The Depositor had good and valid title to, and was the sole owner of each Loan sold by the Depositor to the Issuer, free and clear of any lien other than any such lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Issuer good and valid title to, and the Issuer will be the sole owner of, each Loan transferred by the Depositor and, subject to the Indenture, the Indenture Trustee will have a first priority perfected security interest in each Loan, in each case free and clear of any lien;

          (j) The Depositor acquired title to each of the Loans in good faith, without notice of any adverse claim;

          (k) None of the Basic Documents to which the Depositor is a party, nor any Officer’s Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to any of the Basic Documents to which it is a party or in connection with the transactions contemplated thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

           (l) The Depositor is not required to be registered as an “investment company,” under the Investment Company Act of 1940, as amended;

          (m) The Depositor’s principal place of business and chief executive offices are located at 4445 Willard Avenue, Chevy Chase, Maryland 20815, or at such other address as shall be designated by such party in a written notice to the other parties hereto;

          (n) The Depositor covenants that during the continuance of this Agreement it will comply in all respects with the provisions of its organizational documents in effect from time to time; and

          (o) The transfer of the Loans by the Depositor to the Issuer pursuant to the Basic Documents upon completion pursuant to the Basic Documents of the sale of the Notes by the Issuer to the Initial Noteholder, was intended to constitute a financing of such Loans for tax and consolidated accounting purposes (with a notation that it is treating the transfers as a sale for legal and all other purposes on its books, records and financial statements, in each case, consistent with GAAP).

          Section 3.02 Representations and Warranties of the Loan Originator.

          The Loan Originator hereby represents and warrants to the other parties hereto and the Securityholders that as of the Closing Date and as of each Transfer Date:

          (a) The Loan Originator is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Loan Collateral related to a Loan sold by it is located to the extent necessary to ensure the enforceability of each Loan and the servicing of the Loan in accordance with Accepted Servicing Practices and (ii) is in compliance with the laws of any such jurisdiction, in both cases, to the extent necessary to ensure the enforceability of such Loan in accordance with the terms thereof and had at all relevant times, full power to originate such Loan, to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under each Basic Document to which it is a party;

          (b) The execution and delivery by The Loan Originator of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate The Loan Originator’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which The Loan Originator is a party or which may be applicable to The Loan Originator or any of its assets in each case that is likely to affect materially and adversely its ability to carry out the transactions contemplated hereby;

          (c) The Loan Originator has the full power and authority to enter into and consummate all transactions contemplated by the Basic Documents to be consummated by it, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of The Loan Originator, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Loan Originator is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Loan Originator and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the financial condition, business or operations of the Loan Originator or its properties or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

          (e) There are no actions or proceedings against, or investigations of, the Loan Originator currently pending with regard to which the Loan Originator has received service of process and no action or proceeding against, or investigation of, the Loan Originator is, to the Loan Originator’s knowledge, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) would prohibit its entering into any Basic Document to which it is a party or render the Securities invalid, (B) seeks to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) would prohibit or materially and adversely affect the sale of the Loans to the Depositor, the performance by the Loan Originator of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Loan Originator of, or compliance by the Loan Originator with, any Basic Document to which it is a party, (2) the sale and contribution of the Eligible Loans, or (3) the consummation of the transactions required of it by any Basic Document to which it is a party, except such as shall have been obtained before such date, other than: (A) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the sale of the Loans to the Issuer, (B) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (C) where the lack of such consent, approval, authorization, qualification, registration, filing or notice is unlikely to have a material adverse effect on its performance hereunder;

          (g) Immediately prior to the sale of any Loans to the Depositor, the Loan Originator had good and valid title to the Loans sold by it on such date free and clear of all Liens other than Permitted Liens;

           (h) The Loan Originator is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations under each Basic Document to which it is a party; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations under each Basic Document to which it is a party; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Loan Originator prior to the date hereof;

          (i) The Loan Originator has transferred the Loans transferred by it on or prior to such Transfer Date without any intent to hinder, delay or defraud any of its creditors;

          (j) The Loan Originator has received fair consideration and reasonably equivalent value in exchange for the Loans sold and contributed by it on such Transfer Date to the Depositor;

          (k) The Loan Originator has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement;

          (l) The Loan Originator’s principal place of business and chief executive offices are located at 4445 Willard Avenue, Chevy Chase, Maryland, Maryland 20815 or at such other address as shall be designated by such party in a written notice to the other parties hereto;

          (m) The Loan Originator acknowledges and agrees that the Servicing Compensation represents reasonable compensation for the performance of its services hereunder and that the entire Servicing Compensation shall be treated by the Loan Originator, for accounting purposes, as compensation for the servicing and administration of the Loans pursuant to this Agreement; and

          (n) The Loan Originator is in compliance with the financial covenants set forth in Section 7.01.

          It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Custodial Loan Files to the Collateral Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer. Upon discovery by the Loan Originator, the Servicer, the Indenture Trustee or the Issuer of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Loan or the interests of the Securityholders in any Eligible Loan or in the Securities, the party discovering such breach shall give prompt written notice to the other parties. The obligations of the Loan Originator set forth in Sections 2.05 and 3.05 hereof to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Securityholders, the Depositor, the Servicer, the Indenture Trustee or the Issuer respecting a breach of the representations and warranties contained in this Section 3.02. The fact that the Initial Noteholder has conducted or has failed to conduct any partial or complete due diligence investigation of the Loan Files shall not affect the Securityholders’ rights to demand repurchase or substitution as provided under this Agreement.

          Section 3.03 [RESERVED].

          Section 3.04 Representations and Warranties Regarding Eligible Loans.

          With respect to each Loan sold to the Issuer on a Transfer Date, the Loan Originator hereby represents and warrants to the Indenture Trustee, for the benefit of the Noteholders, as of such Transfer Date and with respect to such Loan, that:

          (a) the Loan, together with the Loan Collateral, has been originated or acquired by the Loan Originator and immediately before the transfer, sale and conveyance thereof to the Depositor pursuant to (and in accordance with) the Loan Sale Agreement, the Loan Originator had good and valid title to, and was the sole owner and holder of, such Loan, free and clear of all Liens. Such transfer, sale and conveyance validly assigns ownership of such Loan to the Depositor, free and clear of any Liens;

          (b) at the time such Loan is included in the Loan Pool, the Loan is not a Charged-Off Loan and the Loan is not more than ten (10) days past due (after giving effect to the five (5) day grace period set forth in the Loan Originator’s Underwriting Guidelines in determining the number of days past due), with respect to payments of principal or interest provided, however that any Loan previously included in the Loan Pool which was a Charged-Off Loan, but was subsequently assigned Loan Rating 1, Loan Rating 2 or Loan Rating 3 shall not violate the representation contained in this clause (b);

          (c) the Loan is an “eligible asset” as defined in Rule 3a-7 under the Investment Company Act of 1940;

          (d) the Loan has been subject to a grant in favor of the Indenture Trustee for the benefit of the Noteholders of a first priority perfected security interest and other than with respect to Subordinated Loans, at the time of the sale of the Loan to the Depositor pursuant to the Loan Sale Agreement, the Loan Originator had a first priority perfected security interest in the Loan Collateral relating to such Loan, subject to Permitted Liens;

          (e) the Loan is an “account”, “chattel paper”, “instrument” or a “general intangible” within the meaning of Article 9 of the UCC of all applicable jurisdictions; provided, however, if the Loan constitutes “chattel paper”, there is not more than one (1) “secured party’s original” counterpart of the Loan and the sole manually executed counterpart of the Loan is in the possession of and has been properly endorsed to the Collateral Custodian;

          (f) the Loan is to an Eligible Obligor and is denominated and payable only in United States dollars in the United States;

           (g) the Loan is evidenced by a promissory note, security agreement or instrument and related loan documents that have been duly authorized and executed, are in full force and effect and constitute the legal, valid, binding and absolute and unconditional payment obligation of the related Obligor, enforceable against such Obligor in accordance with their terms (subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and to general principles of equity, whether considered in a suit at law or in equity), and there are no conditions precedent to the enforceability or validity of the Loan that have not been satisfied or validly waived;

          (h) the Loan does not contravene in any material respect any applicable laws (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, licensing and privacy);

          (i) the Loan, (i) satisfies all applicable requirements of and was originated or acquired, underwritten and closed in accordance with the Loan Originator’s Underwriting Guidelines (including without limitation the execution by the Obligor of all documentation required by the Underwriting Guidelines); (ii) does not contain a confidentiality provision that restricts or purports to restrict the ability of the Indenture Trustee, on behalf of the Securityholders, to exercise its rights under this Agreement, including, without limitation, its rights to review the Loan, the Required Loan Documents and Loan File; (iii) was generated in the ordinary course of the Loan Originator’s business; (iv) arises pursuant to loan documentation with respect to which the Loan Originator has performed all obligations required to be performed by it thereunder; (v) is not subject to a guaranty by the Loan Originator or any Affiliate thereof; and (vi) other than with respect to Assigned Loans, is executed on forms substantially similar to those in use by the Loan Originator on the date hereof or in such other form as shall be adopted by the Loan Originator and approved in writing by the Initial Noteholder at least ten (10) days prior to such Loan becoming part of the Loan Pool hereunder;

          (j) neither the transfer, sale and assignment of the Loan under the Loan Sale Agreement by the Loan Originator to the Depositor, the sale of the Loan by the Depositor to the Issuer hereunder or the pledge of the Loan and the granting of a security interest therein to the Indenture Trustee, for the benefit of the Noteholders, pursuant to the Indenture by the Issuer violates, conflicts with or contravenes any applicable laws or any contractual or other restriction, limitation or encumbrance applicable to Loan Originator, Depositor and Issuer;

          (k) on or before the applicable Transfer Date, the Obligor of such Loan shall have been directed to make all payments to the Lock-Box or directly to the Lock-Box Account;

          (l) except with respect to a Loan the Loan Collateral for which consists of receivables only, the Loan requires the Obligor thereof to maintain adequate property damage and liability insurance with respect to the real or personal property constituting the Loan Collateral and the same has been at all times covered by adequate physical damage and liability insurance policies issued by generally accepted carriers;

          (m) the Loan Collateral (i) has not been foreclosed on, or repossessed from the current Obligor, by the Servicer, and (ii) since origination or acquisition has not suffered any material loss or damage that has not been repaired or restored;

          (n) the Obligor’s payment obligations are absolute and unconditional with no right of setoff or counterclaim for any reason against the Loan Originator or any assignee and the Loan contains a clause that has the effect of unconditionally and irrevocably obligating the Obligor to make periodic payments (including taxes) which is applicable notwithstanding any rights the Obligor may have against the assignee and notwithstanding any damage to, defects in or destruction of the Loan Collateral or any other event, including obsolescence of any property or improvements;

          (o) the Loan is not subject to any litigation, valid right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render either the Underlying Note unenforceable, in whole or in part, or subject to any such right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (p) the Loan requires the Obligor to maintain the Loan Collateral in good condition and to bear all the costs of operating and maintaining same, including taxes and insurance relating thereto;

          (q) the Loan provides (i) for periodic contract payments, which are due and payable on a monthly or quarterly basis unless otherwise consented to in writing by the Initial Noteholder, and (ii) that the Servicer may accelerate all payments on the Loan if the Obligor is in default under the Loan;

          (r) the Loan shall not have been originated in, nor shall it be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Loan under the Basic Documents would be unlawful, void or voidable;

          (s) the Loan, together with the Required Loan Documents is assignable and does not require the consent of or notice to the Obligor to consummate the transactions contemplated by the Basic Documents or contain any other restriction on the transfer or the assignment of the Loan for the purpose of consummating the transactions contemplated by the Basic Documents, other than a consent or waiver of such restriction that has been obtained prior to the date on which the Loan was sold to the Depositor;

          (t) the Obligor of such Loan is legally responsible for all taxes relating to the Loan Collateral or other security relating to such Loan, and all payments in respect of the Loan will be made free and clear of, and without deduction or withholding for or on account of, any taxes, unless such withholding or deduction is required by applicable law;

           (u) the Loan complies in all material respects with the representations and warranties made by the Loan Originator hereunder and all information with respect to the Loan is true and correct in all material respects;

          (v) other than with respect to Participation Loans, the Loan and the Loan Collateral have not been sold, transferred, assigned or pledged by the Loan Originator to any Person other than as contemplated under the Basic Documents;

          (w) other than Participation Loans and Assigned Loans, with respect to the Loan Originator’s obligation to fund and the actual funding of the Loan by the Loan Originator, the Loan Originator has not assigned its obligations, or granted participations, in whole or in part, to any Person;

          (x) the Loan has not been compromised, adjusted, extended, satisfied, rescinded, set-off or modified by the Depositor, the Loan Originator or the Obligor with respect thereto, and no Loan is subject to compromise, adjustment, extension, satisfaction, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deductible, reduction, termination or modification, whether arising out of transactions concerning the Loan, or otherwise, by the Depositor, the Loan Originator or the Obligor with respect thereto except for amendments to such Loan otherwise permitted under this Agreement and in accordance with the Underwriting Guidelines;

          (y) the particular Loan is not one as to which the Loan Originator has knowledge which should lead it to expect such Loan will not be paid in full;

          (z) with respect to any DIP Loan, the Loan Originator or its assignee has been granted a first priority lien status in respect of all or certain of the Obligor’s assets by final order of the applicable federal bankruptcy or district court;

          (aa) except with respect to DIP Loans, the Obligor of such Loan is not the subject of a Bankruptcy Event;

          (bb) the Loan does not represent capitalized interest or payment obligations relating to “put” rights;

          (cc) the Loan is not a Loan or extension of credit by the Loan Originator to the Obligor for the purpose of making any past due principal, interest or other payments due on such Loan;

          (dd) the Loan is secured by a valid, perfected, first priority (other than with respect to Subordinated Loans) security interest (subject to Permitted Liens) in all assets that constitute the collateral for the Loan;

          (ee) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making or performance of the Loan have been duly obtained, effected or given and are in full force and effect;

          (ff) the Loan Originator (i) has completed to its satisfaction, in accordance with the Underwriting Guidelines, a due diligence audit and collateral assessment with respect to such Loan and (ii) has done nothing to impair the rights of the Indenture Trustee or the Securityholders with respect to the Loan, the Loan Collateral, the Scheduled Payments or any income or Proceeds therefrom;

          (gg) the Loan is a Senior Secured Loan or Subordinated Loan;

          (hh) no provision of the Loan has been waived, modified or altered in any respect, except in accordance with the Underwriting Guidelines and by instruments duly authorized and executed and contained in the Required Loan Documents;

          (ii) except with respect to Subordinated Loans and Senior-B Note Loans, the Loan is not subordinated to any other loan or financing to the related Obligor;

          (jj) the face amount of the Loan is the dollar amount thereof shown on the books and records of the Loan Originator and the Depositor;

          (kk) with respect to Subordinated Loans, the Loan Originator has entered into an intercreditor agreement or subordination agreement with, or provisions for the benefit of, the senior lender, which agreement or provisions are assignable to and have been assigned to the Depositor, and which provide that any standstill of remedies by the Loan Originator or its assignee is limited (A) such that there shall be no standstill of remedies (x) until after the Loan Originator’s or assignee’s receipt from the senior lender or Obligor of a notice of default by the Obligor under the senior debt and (y) unless a covenant or payment default is also in effect, and (B) provided the Subordinated Loan has not been accelerated or if a payment default is in effect, to no longer than 180 days in duration in the aggregate in any given year;

          (ll) with respect to any Acquired Loan or Assigned Loan, such Loan has been re-underwritten by the Loan Originator and satisfies all of the Loan Originator’s underwriting criteria as set forth in the Underwriting Guidelines;

          (mm) with respect to any Acquired Loan that is originated by an Affiliate or subsidiary of the Loan Originator, the Depositor has received a satisfactory legal opinion concerning the acquisition of such Loan by the Loan Originator in a true sale transaction;

          (nn) with respect to any Acquired Loan that was acquired in a pool by the Loan Originator along with one (1) or more other Acquired Loans, the Initial Noteholder has approved in writing such Loan for inclusion in the Loan Pool and has completed its own due diligence with respect to such Loan;

           (oo) at origination or acquisition by the Loan Originator, such Loan was assigned Loan Rating 1, Loan Rating 2 or Loan Rating 3 and, as of any date thereafter, such Loan is assigned Loan Rating 1, Loan Rating 2, Loan Rating 3, Loan Rating 4 or Loan Rating 5;

          (pp) with respect to any Subordinated Loan, the interest coverage ratio is not less than 1.25:1; and

          (qq) the Loan was not made in connection with (a) the construction or development of unimproved land or (b) facilitating the trade-in or exchange of the related mortgaged property.

          It is understood and agreed that the representations and warranties set forth herein shall survive delivery of the respective Custodial Loan Files to the Issuer and/or the Collateral Custodian and shall inure to the benefit of the Issuer or Depositor, as applicable, and their successors and assigns, notwithstanding any restrictive or qualified endorsement or assignment.

          Section 3.05 Purchase and Substitution.

          (a) (i) It is understood and agreed that the representations and warranties set forth in Section 3.04 hereto shall survive the conveyance of the Eligible Loans to the Indenture Trustee on behalf of the Issuer or the Depositor, as applicable, and the delivery of the Securities to the Securityholders. Upon discovery by the Depositor, the Servicer, the Loan Originator, the Collateral Custodian, the Issuer, the Indenture Trustee or any Securityholder of a breach of any of such representations and warranties or the representations and warranties of the Loan Originator set forth in Section 3.02 or 3.04 which materially and adversely affects the value or enforceability of any Eligible Loan or the interests of the Securityholders, in any Eligible Loan any party discovering such breach shall give prompt written notice to the others; provided, however, that for purposes of the repurchase and substitution provisions contained in this Section 3.05, a breach of a representation or warranty set forth in Section 3.04 shall mean that such representation or warranty was incorrect as of the date such representation or warranty was made by the Loan Originator. The Loan Originator shall within 90 days of the earlier of the Loan Originator’s discovery or the Loan Originator’s receiving notice of any breach of a representation or warranty, promptly cure such breach in all material respects. If within 90 days after the earlier of the Loan Originator’s discovery of such breach or the Loan Originator’s receiving notice thereof such breach has not been remedied by the Loan Originator and such breach materially and adversely affects the interests of the Securityholders in the related Eligible Loan (an “Unqualified Loan”), the Loan Originator shall promptly upon receipt of written instructions from the Initial Noteholder or the Indenture Trustee either (i) remove such Unqualified Loan from the Collateral (in which case it shall become a Deleted Loan) and substitute one or more Qualified Substitute Loans in the manner and subject to the conditions set forth in this Section 3.05 (except to the extent that no Borrowing Base Deficiency occurs following the removal of such Unqualified Loan) or (ii) purchase such Unqualified Loan at a purchase price equal to the Repurchase Price with respect to such Unqualified Loan by depositing or causing to be deposited such Repurchase Price in the Collection Account; provided, however, that unless a Borrowing Base Deficiency exists, the Loan Originator shall only be required to remove such Unqualified

Loan from the Collateral and shall not be required to pay a Repurchase Price or substitute a Qualified Substitute Loan therefor.

          (ii) On any day prior to the occurrence of the Termination Date, the Issuer may recommend in writing to the Initial Noteholder (with a copy to the Collateral Custodian) that any Loan be replaced with one or more Qualified Substitute Loans.

          Any substitution of Eligible Loans pursuant to this Section 3.05(a) shall be accompanied by payment by the Loan Originator of the Substitution Adjustment, if any, remitted to the Noteholders in accordance with Section 5.01(b)(4).

          (b) As to any Deleted Loan or Eligible Loan for which the Loan Originator substitutes a Qualified Substitute Loan or Loans, the Loan Originator shall effect such substitution by delivering to the Indenture Trustee and Initial Noteholder an Officer’s Certificate of the Loan Originator to the effect that the Substitution Adjustment has been remitted to the Servicer for deposit in the Collection Account. As to any Deleted Loan or Eligible Loan for which the Loan Originator substitutes a Qualified Substitute Loan or Loans, the Loan Originator shall effect such substitution by delivering to the Collateral Custodian the documents constituting the Custodial Loan File for such Qualified Substitute Loan or Loans.

          The Servicer shall deposit in the Collection Account all payments received in connection with each Qualified Substitute Loan after the date of such substitution. Scheduled Payments received with respect to Qualified Substitute Loans on or before the date of substitution will be retained by the Loan Originator. The Depositor or the Issuer, as applicable, will be entitled to all payments received on the Deleted Loan or substituted Eligible Loan on or before the date of substitution and the Loan Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Loan or substituted Eligible Loan. The Loan Originator shall give written notice to the Depositor, the Issuer, the Servicer, the Indenture Trustee and Initial Noteholder that such substitution has taken place and the Servicer shall amend the Loan Schedule to reflect (i) the removal of such Deleted Loan or substituted Eligible Loan from the terms of this Agreement and (ii) the substitution of the Qualified Substitute Loan. The Servicer shall promptly deliver to the Depositor, Issuer, the Loan Originator, the Indenture Trustee and Initial Noteholder, a copy of the amended Loan Schedule. Upon such substitution, such Qualified Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Loan Originator shall be deemed to have made with respect to such Qualified Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 3.04 hereto. On the date of such substitution, the Indenture Trustee shall release the Deleted Loan from the lien of the Indenture and the Servicer will cause such Qualified Substitute Loan to be pledged to the Indenture Trustee under the Indenture as part of the Collateral.

          (c) With respect to all Unqualified Loans or other Eligible Loans repurchased by the Loan Originator pursuant to this Agreement, upon the deposit of the Repurchase Price therefor into the Collection Account, (i) the Issuer or the Depositor, as applicable, shall assign to the Loan Originator, without representation or warranty, all of the Issuer’s or the Depositor’s right, title and interest in and to such Unqualified Loan or other Eligible Loan repurchased by the Loan Originator and (ii) the Indenture Trustee shall assign to the Loan Originator, without recourse, representation or warranty, all the Indenture Trustee’s right, title and interest in and to such Unqualified Loans or Eligible Loans, which right, title and interest were conveyed to the Indenture Trustee pursuant to Section 2.01 hereof and the Indenture. The Issuer or the Depositor, as applicable, and the Indenture Trustee shall, at the expense of the Loan Originator, take any actions as shall be reasonably requested by the Loan Originator to effect the repurchase of any such Loans, to have the Collateral Custodian return the Custodial Loan File of such Loans to the Servicer and to execute any termination statements and other releases or instruments prepared by the Loan Originator and acceptable to the Indenture Trustee to effect the release of the lien of the Indenture Trustee and transfer of such Loans.

          (d)  It is understood and agreed that the obligations of the Loan Originator set forth in this Section 3.05 to cure, purchase or substitute for an Unqualified Loan constitute the sole remedies hereunder of the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee and the Securityholders respecting a breach of the representations and warranties contained in Sections 3.02 and 3.04 hereof. Any cause of action against the Loan Originator relating to or arising out of a defect in a Custodial Loan File or against the Loan Originator relating to or arising out of a breach of any representations and warranties made in Sections 3.02 and 3.04 hereto shall accrue as to any Eligible Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Loan Originator or notice thereof by the Loan Originator to the Indenture Trustee, (ii) failure by the Loan Originator to cure such defect or breach or purchase or substitute such Eligible Loan as specified above, and (iii) demand upon the Loan Originator, as applicable, by the Issuer, the Indenture Trustee or the Majority Noteholders for all amounts payable in respect of such Eligible Loan.

          (e)  Neither the Issuer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Eligible Loan pursuant to this Section or the eligibility of any Eligible Loan for purposes of this Agreement.

          (f)  Notwithstanding anything to the contrary contained herein, the Loan Originator may, at its option, remove or repurchase any Loan subject to this Agreement at any time during the term hereof; provided, however, that the Loan Originator shall not be required to remit a Repurchase Price with respect thereto unless at the time of such removal or repurchase thereof, a Borrowing Base Deficiency exists or after giving effect to such removal or repurchase a Borrowing Base Deficiency would exist.

          Section 3.06 Dispositions.

          (a) On any Optional Disposition Date, the Issuer shall have the right to prepay all or a portion of the Note Principal Balance in connection with a Disposition in accordance with the Basic Documents and this Section 3.06. In addition, in connection with the Issuer’s obligation to maintain the Required Overcollateralization Amount hereunder, the Issuer shall, if directed by Initial Noteholder, effect Dispositions in accordance with the Basic Documents and this Section 3.06.

          (b) (i) In consideration of the consideration received from the Depositor under the Loan Sale Agreement, the Loan Originator hereby agrees and covenants that in connection with each Disposition:

(A) After giving effect to the Disposition on any Optional Disposition Date, the remaining Note Principal Balance shall not exceed the lesser of the Maximum Note Principal Balance and the Borrowing Base;

(B) it shall make such representations and warranties concerning the Eligible Loans as of the “cut-off date” of the related Disposition to the Disposition Participants as may be necessary to effect the Disposition and such additional representations and warranties as may be necessary, in the reasonable opinion of any of the Disposition Participants, to effect such Disposition; provided, that, to the extent that the Loan Originator has at the time of the Disposition actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, the Loan Originator may notify the Disposition Participants of such facts or circumstances and, in such event, shall have no obligation to make such materially false representation and warranty;

(C) it shall supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination of the Eligible Loans as any Disposition Participant shall reasonably request to effect a Disposition and enter into such indemnification agreements customary for such transaction relating to or in connection with the Disposition as the Disposition Participants may reasonably require;

(D) it shall make itself available for and engage in good faith consultation with the Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to the Loan Originator or the Eligible Loans in connection with a Disposition and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

(E) to implement the foregoing and to otherwise effect a Disposition, it shall enter into, or arrange for its Affiliates to enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may reasonably be required of or reasonably deemed appropriate by the Disposition Participants in order to effect a Disposition;

(F) it shall use its commercially reasonable efforts to maximize the cash proceeds received in connection with any such Disposition; and

(G) it shall take such further actions as may be reasonably necessary to effect the foregoing;

provided, that notwithstanding anything to the contrary, (a) the Loan Originator shall have no liability for the Eligible Loans arising from or relating to the ongoing ability of the related Obligors to pay under the Eligible Loans; (b) none of the indemnities hereunder shall constitute an unconditional guarantee by the Loan Originator of collectibility of the Eligible Loans; and (c) the Loan Originator shall have no obligation with respect to the financial inability of any Obligor to pay principal, interest or other amount owing by such Obligor under an Eligible Loan.

               (ii) [RESERVED]

               (iii) As long as no Servicer Event of Default or Default shall have occurred and be continuing under this Agreement or the Indenture, the Servicer may continue to service the Eligible Loans included in any Disposition subject to any applicable “term-to-term” servicing provisions in Section 9.01(c) and subject to any required amendments to the related servicing provisions as may be necessary to effect the related Disposition including but not limited to the obligation to make recoverable principal and interest advances on the Eligible Loans.

          The Initial Noteholder shall have the right, in its sole discretion, upon and following the termination of the Revolving Period (or if later, the termination of the Amortization Period), to direct the Loan Originator, the Issuer and the Depositor to effect a Disposition. Any such Disposition shall be effected by the Loan Originator, the Issuer and the Depositor in a commercially reasonable manner.

          (c) In connection with any Disposition under this Section 3.06, the Issuer agrees to assist the Loan Originator in such Dispositions and accordingly it shall:

(i) transfer, deliver and sell all or a portion of the Loans, as of the “cut-off dates” of the related Dispositions, to such Disposition Participants as may be necessary to effect the Dispositions;

(ii) deposit the cash Disposition Proceeds into the Distribution Account pursuant to Section 5.01(c)(2)(D); and

(iii) take such further actions, including executing and delivering documents, certificates and agreements, as may be reasonably necessary to effect such Dispositions.

(d) The Servicer hereby covenants that it will take such actions as may be reasonably necessary to effect Dispositions as the Disposition Participants may request and direct, including without limitation providing the Loan Originator such information as may be required to make representations and warranties required hereunder, and covenants that it will make such representations and warranties regarding its servicing of the Loans hereunder as of the “cut-off date” of the related Disposition as reasonably required by the Disposition Participants.

(e) Except as otherwise expressly set forth under this Section 3.06, the parties’ rights and obligations under this Section 3.06 shall continue notwithstanding the occurrence of an Event of Default.

(f) The Disposition Participants shall be independent contractors to the Issuer and shall have no fiduciary obligations to the Issuer or any of its Affiliates. The Disposition Participants shall not be liable for any error of judgment made in good faith and shall not be liable with respect to any action they take or omit to take in good faith in the performance of their duties.

          Section 3.07 Removal or Repurchase of Call Loans. The Depositor shall be required to remove or repurchase any Loan which has become a Call Loan within thirty (30) days of the date such Loan became a Call Loan. If a Borrowing Base Deficiency exists at the time such Loan has become a Call Loan, the Depositor shall effect such repurchase by deposit of the Repurchase Price therefor into the Collection Account.

          Section 3.08 Underwriting Guidelines; Modifications.

          The Loan Originator shall provide the Initial Noteholder with the Underwriting Guidelines from time to time on reasonable request by the Initial Noteholder. The Loan Originator shall give the Initial Noteholder prompt written notification of any modification or change to the Underwriting Guidelines. If the Initial Noteholder objects in writing to such modification or change to the Underwriting Guidelines within 15 days after receipt of such notice, no Loans may be conveyed to the Issuer pursuant to this Agreement unless such Loans have been originated pursuant to the Underwriting Guidelines without giving effect to such modification or change. Notwithstanding anything contained in this Agreement to the contrary, any Loan conveyed to the Issuer pursuant to this Agreement pursuant to a modification or change to the Underwriting Guidelines that has been rejected by the Initial Noteholder or which the Initial Noteholder did not receive notice of, such Loan shall be deemed an Unqualified Loan and be repurchased or substituted for in accordance with Section 3.05.

ARTICLE IV

ADMINISTRATION AND SERVICING OF THE LOANS

          Section 4.01 Servicer’s Servicing Obligations.

          The Servicer, as independent contract servicer, shall service and administer the Eligible Loans in accordance with Accepted Servicing Practices.

          Section 4.02 The Backup Servicer; Duties of the Backup Servicer.

          (a) The parties hereto hereby appoint Wells Fargo Bank Minnesota, National Association to act as Backup Servicer, for the benefit of the Noteholders. The Backup Servicer hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein.

          (b) (1) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Servicer Report (as described below) in hard copy and on computer tape; provided, however, the computer tape is in an MS DOS, PC readable ASCII format or other format to be agreed upon by the Backup Servicer and the Servicer on or prior to closing.

(2) Not later than 12:00 noon New York City time on each Record Date, the Servicer shall deliver to the Backup Servicer a data loan tape and report (together, the “Monthly Servicer Report”) in the form of Exhibit B attached hereto, which shall include but not be limited to the information necessary to enable the Backup Servicer to perform the following duties:

(A) compare the information contained in the Monthly Servicer Report to the definition of Concentration Limitations;

(B) determine whether or not a Trigger Event described in clauses (i), (ii), (iii), (iv) or (ix) of such definition has occurred; and

(C) prepare a trend analysis for the Initial Noteholder comparing the Concentration Limitations and Trigger Events as set forth in the Monthly Servicer Report to those set forth in the Monthly Servicer Reports delivered to the Backup Servicer by the Servicer during the prior twelve months.

          The Backup Servicer shall provide a report which summarizes the results of the performance of the above duties to the Initial Noteholder before 12:00 noon New York City time on the Payment Date immediately following the Record Date on which such Monthly Servicer Report was delivered to the Backup Servicer by the Servicer.

(3) On a weekly basis to the extent a Borrowing Base Certificate and Loan Schedule has not been received pursuant to a Transfer Date during the immediately preceding 7 days, not later than 12:00 noon New York City time, the Servicer shall deliver to the Backup Servicer, with a copy to the Initial Noteholder, a Borrowing Base Certificate and Loan Schedule. Upon the receipt of a Borrowing Base Certificate and Loan Schedule pursuant to this Section 4.02(b)(3) or any other provision this Agreement, the Backup Servicer shall:

(A) track the Principal Balances of the Eligible Loans and verify the Eligible Loans with the Loan Schedule;

(B) compare the advance rates set forth in the Borrowing Base Certificate to the percentages set forth under the definition of “Purchase Price Percentage” herein;

(C) compare the delinquent and charged-off Loans set forth in the Borrowing Base Certificate to the definition of “Delinquent” and “Charged-Off Loans” set forth herein;

(D) compare the “Subordinated Loans” and “Senior B-Note Loans” set forth in the Borrowing Base Certificate to the definitions of such terms set forth herein; and

(E) calculate the Borrowing Base, Borrowing Base Excess (if applicable), Borrowing Base Deficiency (if applicable), Required Overcollateralization Amount and Required Interest Coverage Amount.

          The Backup Servicer shall provide a report which summarizes the results of the performance of the above duties to the Initial Noteholder within one (1) Business Day immediately following the day on which any such Borrowing Base Certificate and Loan Schedule is delivered to the Backup Servicer.

          (c) With respect to the duties described in Section 4.02(b)(2) and (3), the Backup Servicer is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Monthly Servicer Report, Borrowing Base Certificate, Loan Schedule and all other reports, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer to the Backup Servicer as described in this Agreement.

ARTICLE V
ESTABLISHMENT OF TRUST ACCOUNTS

Section 5.01	Collection Account, Principal Collections Account and Distribution Account.

          (a) (1) Establishment of Collection Account. The Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall cause to be established and maintained one or more Collection Accounts (collectively, the “Collection Account”), which shall be separate Eligible Accounts entitled “CapitalSource Funding II Trust Collection Account, CapitalSource Finance LLC, as Servicer, for the benefit of the Indenture Trustee and the holders of Commercial Loan Backed Notes.” The Collection Account shall be maintained with a depository institution and shall satisfy the requirements set forth in the definition of Eligible Account. Funds in the Collection Account shall be invested in accordance with Section 5.03 hereof. Net investment earnings shall not be considered part of funds available in the Collection Account.

               (2) Establishment of Principal Collections Account. The Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall cause to be established and maintained one or more Principal Collections Accounts (collectively, the “Principal Collections Account”), which shall be separate Eligible Accounts entitled “CapitalSource Funding II Trust

Principal Collections Account, CapitalSource Finance LLC, as Servicer, for the benefit of the Indenture Trustee and the holders of Commercial Loan Backed Notes.” The Principal Collections Account shall be maintained with a depository institution and shall satisfy the requirements set forth in the definition of Eligible Account. Funds in the Principal Collections Account shall be invested in accordance with Section 5.03 hereof. Net investment earnings shall not be considered part of funds available in the Principal Collections Account.

               (3) Establishment of Distribution Account. The Indenture Trustee, for the benefit of the Noteholders, shall cause to be established and maintained, one or more Distribution Accounts (collectively, the “Distribution Account”), which shall be separate Eligible Accounts, entitled “CapitalSource Funding II Trust Distribution Account.” The Distribution Account shall be maintained with a depository institution and shall satisfy the requirements set forth in the definition of Eligible Account. Funds in the Distribution Account shall remain uninvested.

               (4) The Servicer will inform the Indenture Trustee of the location of the Collection Account and the Principal Collections Account, including any location to which an account is transferred.

            (b) Deposits to Collection Account. The Servicer shall deposit or cause to be deposited (without duplication):

(1) all payments on or in respect of each Eligible Loan collected on or after the related Transfer Date (net, in each case, of any Servicing Compensation retained therefrom by the Servicer (if other than CapitalSource)) within two (2) Business Days after receipt thereof;

(2) all Net Proceeds within two (2) Business Days after receipt thereof;

(3) all Insurance Proceeds within two (2) Business Days after receipt thereof;

(4) any amounts payable in connection with the repurchase of any Loan and the amount of any Substitution Adjustment, if any, pursuant to Sections 2.05, 3.05 and 3.07 hereof concurrently with payment thereof;

(5) the deposit of the Termination Price under Section 12.02 hereof concurrently with payment thereof;

(6) the proceeds from any Disposition of the Loans pursuant to Section 3.06 hereof within one (1) Business Day after receipt thereof; and

(7) any amount required to be remitted by CapitalSource pursuant to Section 10.01 of the Note Purchase Agreement within one (1) Business Day after receipt of notice thereof.

          Except as otherwise expressly provided in Section 5.01(c)(5)(i), the Servicer agrees that it will cause the Loan Originator, Depositor, Obligor or other appropriate Person paying such amounts, as the case may be, to remit directly to the Lock-Box Accounts for deposit into the Collection Account all amounts referenced in clauses (1) through (6) to the extent such amounts are in excess of a Scheduled Payment on the related Loan. To the extent the Servicer receives any such amounts, it will deposit them into the Collection Account on the Business Day following receipt thereof.

          (c) Withdrawals From Collection Account; Deposits to the Principal Collections Account and the Distribution Account.

          (1) Withdrawals From Collection Account — Reimbursement Items. The Servicer shall periodically but in any event on each Remittance Date, make the following withdrawals from the Collection Account prior to any other withdrawals, in no particular order of priority:

(i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error,

(ii) to withdraw the Required Interest Coverage Amount and remit to the Indenture Trustee for deposit in the Distribution Account for payments required pursuant to Section 5.01(c)(5) and Section 5.01(c)(6);

(iii) to deposit into the Principal Collections Account as described in Section 5.01(c)(2) below; and

(iv) to clear and terminate the Collection Account in connection with the termination of this Agreement.

           (2) Deposits to Principal Collections Account. On any date of determination occurring during the Revolving Period, the Servicer, at its option, may deposit into the Principal Collections Account an amount equal to the excess of (i) the amount on deposit in the Collection Account over the Required Interest Coverage Amount.

           (3) Withdrawals From the Principal Collections Account. On any date of determination occurring during the Revolving Period, the Servicer may withdraw the amount on deposit in the Principal Collections Account and use such amounts to originate or acquire new Eligible Loans or to pay such amounts as principal on the Notes.

           (4) Reserved.

           (5) Withdrawals From Distribution Account During the Revolving Period— Payment Dates. On each Payment Date occurring during the Revolving Period, to the extent funds are available in the Distribution Account, the Paying Agent (based on the information provided by the Servicer contained in the Monthly Servicer Report for such Payment Date) shall make withdrawals therefrom for application in the following order of priority:

(i) to distribute on such Payment Date the following amounts in the following order: (a) to the Indenture Trustee, an amount equal to one-twelfth of the annual Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates and all amounts owing to the Indenture Trustee pursuant to Section 6.07 of the Indenture, (b) to the Servicer, an amount equal to the Servicing Compensation (only if CapitalSource is not the Servicer and such amounts were not previously retained by the Servicer) and any Servicing Advance Reimbursement Amounts, (c) to the reimbursement or payment of any expenses incurred by the Indenture Trustee in connection with the appointment of a successor Servicer pursuant to Section 9.02 hereof, (d) to the Back-up Servicer, an amount equal to one-twelfth of the annual Backup Servicer Fee and (e) on each anniversary of the Closing Date, to the Owner Trustee, an amount equal to the Owner Trustee Fee;

(ii) to the holders of the Notes pro rata, the sum of the Interest Payment Amount for such Payment Date and the Interest Carry-Forward Amount for the preceding Payment Date;

(iii) to the Initial Noteholder, the Nonutilization Fee for such Payment Date, together with any Nonutilization Fees unpaid from any prior Payment Dates;

(iv) to the holders of the Notes pro rata, the amount required to maintain the Required Overcollateralization Amount for such Payment Date; provided, however, that if (a) a Trigger Event shall have occurred and be continuing, (b) an Event of Default under the Indenture or Default shall have occurred and be continuing or (c) the Revolving Period shall have terminated, the holders of the Notes shall receive, in respect of principal of the Notes, all remaining amounts on deposit in the Distribution Account;

(v) if CapitalSource is the Servicer, to the Servicer, an amount equal to the Servicing Compensation, all unpaid Servicing Compensation from prior Payment Dates and any Servicing Advance Reimbursement Amounts;

(vi) to the appropriate Person, amounts in respect of Issuer/Depositor Indemnities (as defined in the Trust Agreement) until such amounts are paid in full;

(vii) to the Owner Trustee all amounts owing to the Owner Trustee pursuant to the Trust Agreement and not otherwise paid; and

(viii) to the Paying Agent, for distribution to the holders of the Trust Certificates, in accordance with Section 5.2(b) of the Trust Agreement, all amounts remaining therein.

          (6) Withdrawals From Distribution Account During the Amortization Period. Notwithstanding anything herein to the contrary, on each Payment Date during the Amortization Period, to the extent funds are available in the Distribution Account, the Paying Agent (based on the information provided by the Servicer contained in the Monthly Servicer Report for such Payment Date) shall make withdrawals therefrom for application in the following order of priority:

(i) to distribute on such Payment Date the following amounts in the following order: (a) the Indenture Trustee, an amount equal to one-twelfth of the annual Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates and all amounts owing to the Indenture Trustee pursuant to Section 6.07 of the Indenture, (b) to the Servicer, an amount equal to the Servicing Compensation (only if CapitalSource is not the Servicer and such amounts were not previously retained by the Servicer) and any Servicing Advance Reimbursement Amounts, (c) to the reimbursement or payment of any expenses incurred by the Indenture Trustee in connection with the appointment of a successor Servicer pursuant to Section 9.02 hereof, (d) to the Back-up Servicer, an amount equal to one-twelfth of the annual Backup Servicer Fee and (e) on each anniversary of the Closing Date, to the Owner Trustee, an amount equal to the Owner Trustee Fee;

(ii) to the holders of the Notes pro rata, the sum of the Interest Payment Amount for such Payment Date and the Interest Carry-Forward Amount for the preceding Payment Date;

(iii) to the holders of the Notes pro rata, in accordance with the amount of the Note Principal Balance for the account of the applicable holder, the amount necessary to reduce the Note Principal Balance to zero;

(iv) if CapitalSource is the Servicer, to the Servicer, an amount equal to the Servicing Compensation, all unpaid Servicing Compensation from prior Payment Dates and any Servicing Advance Reimbursement Amounts;

(v) to the appropriate Person, amounts in respect of Issuer/Depositor Indemnities (as defined in the Trust Agreement) until such amounts are paid in full;

(vi) to the Owner Trustee, all amounts owing to the Owner Trustee pursuant to the Trust Agreement and not otherwise paid; and

(vii) to the Paying Agent, for distribution to the holders of the Trust Certificates, in accordance with Section 5.2(b) of the Trust Agreement, all amounts remaining therein.

            (7) With the prior written consent of the Initial Noteholder, which consent shall not be unreasonably withheld (a copy of which will be provided by the Servicer to the Backup Servicer), the Servicer may withdraw from the Collection Account any deposits thereto constituting Excluded Amounts if the Servicer has prior to such withdrawal and consent, delivered to the Initial Noteholder a report setting forth the calculation of such Excluded Amounts in a format satisfactory to the Initial Noteholder in its sole discretion.

           Notwithstanding that the Notes have been paid in full, the Paying Agent and the Servicer shall continue to maintain the Distribution Account, the Collection Account and the Principal Collections Account hereunder until this Agreement has been terminated.

          Section 5.02 Payments to Securityholders.

          (a) All distributions made on the Notes on each Payment Date or pursuant to Section 5.04(b) of the Indenture will be made on a pro rata basis among the Noteholders of record of the Notes on the next preceding Record Date based on the Percentage Interest represented by their respective Notes, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account such Noteholder shall have so notified the Paying Agent five (5) Business Days prior to the related Record Date, and otherwise by check mailed to the address of such Noteholder appearing in the Notes Register. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

          (b) All distributions made on the Trust Certificates on each Payment Date or pursuant to Section 5.04(b) of the Indenture will be made in accordance with the Percentage Interest among the holders of the Trust Certificates of record on the next preceding Record Date based on their Percentage Interests on the date of distribution, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Trust Certificate in an original denomination aggregating at least 25% of the Percentage Interests and shall have so notified the Paying Agent and the Indenture Trustee five (5) Business Days prior to the related Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Trust Certificate will be made in like manner, but only upon presentment and surrender of such Trust Certificate at the location specified in the notice to holders of the Trust Certificates of such final distribution. Any amount distributed to the holders of the Trust Certificates on any Payment Date shall not be subject to any claim or interest of the Noteholders.

          Section 5.03 Trust Accounts; Trust Account Property.

          (a) Control of Trust Accounts. Each of the Trust Accounts established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. Amounts distributed from each Trust Account in accordance with the terms of this Agreement shall be released for the benefit of the Securityholders from the Collateral upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Collateral. If, at any time, any Trust Account ceases to be an Eligible Account, the Servicer shall, within ten Business Days (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

               With respect to the Trust Accounts, the Issuer and the Indenture Trustee agree, that the Collection Account and the Principal Collections Account shall be subject to the sole and exclusive dominion, custody and control of the Servicer and the Distribution Account shall be subject to the sole and exclusive dominion, custody and control of the Paying Agent on behalf of the Indenture Trustee, in each case, for the benefit of the Noteholders, and the Servicer and the Paying Agent on behalf of the Indenture Trustee and the Indenture Trustee, as applicable, shall have sole signature and withdrawal authority with respect thereto.

               (b) (1) Investment of Funds. Funds held in the Collection Account and the Principal Collections Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments by or at the direction of the Servicer. In any case, funds in the Collection Account and the Principal Collections Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, one Business Day prior to the next Remittance Date and shall not be sold or disposed of prior to its maturity subject to Subsection (b)(2) of this Section. All interest and any other investment earnings on amounts or investments held in the Collection Account shall be retained by the Servicer.

               (2) Insufficiency and Losses in Trust Accounts. If any amounts are needed for disbursement from the Collection Account or the Principal Collections Account and sufficient uninvested funds are not available to make such disbursement, the Servicer shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Collection Account. The Servicer shall be liable for any investment loss or other charge resulting therefrom.

               If any losses are realized in connection with any investment in the Collection Account or Principal Collections Account pursuant to this Agreement, then the Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in the Collection Account or Principal Collections Account) into the Collection Account or Principal Collections Account promptly upon the realization of such loss.

               (c) Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein.

               (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

          (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Subsection (a) of this Section 5.03; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Paying Agent on behalf of the Indenture Trustee; and, without limitation on the foregoing, the Paying Agent on behalf of the Indenture Trustee shall have sole signature authority with respect thereto;

          (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee or the Paying Agent on behalf of the Indenture Trustee in accordance with paragraphs (a) and (b) of the definition of “Delivery” in Section 1.01 hereof and shall be held, pending maturity or disposition, solely by the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

          (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (c) of the definition of “Delivery” in Section 1.01 hereof and shall be maintained by the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

          (4) any Trust Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (3) above shall be delivered to the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee in accordance with paragraph (d) of the definition of “Delivery” in Section 1.01 hereof and shall be maintained by the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee, pending maturity or disposition, through continued registration of the Paying Agent on behalf of the Indenture Trustee or the Indenture Trustee’s (or its nominee’s) ownership of such security.

ARTICLE VI

STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

          Section 6.01 Statements.

          No later than 12:00 noon (New York City time) on each Record Date, the Servicer shall deliver to the Indenture Trustee and the Initial Noteholder by electronic transmission, the Monthly Servicer Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e., “CapitalSource Funding II Trust”), and the date of this Agreement, all in substantially the form set out in Exhibit B hereto. In addition, the Servicer shall provide to the Noteholders and the Indenture Trustee such additional reports and information regarding the Loans as the Majority Noteholders or the Indenture Trustee may reasonably request from time to time.

          Section 6.02 Specification of Certain Tax Matters.

          The Paying Agent shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient. Any amounts withheld pursuant to this Section 6.02 shall be deemed to have been distributed to the Securityholders, as the case may be, for all purposes of this Agreement. Neither the Paying Agent nor the Indenture Trustee shall have any responsibility for preparing or filing any tax returns.

ARTICLE VII

FINANCIAL COVENANTS

          Section 7.01 Financial Covenants of CapitalSource.

          (a) At all times during the term of this Agreement, CapitalSource shall maintain a minimum Tangible Net Worth of $400,000,000.

          (b) CapitalSource may not exceed a maximum leverage ratio (the ratio of total consolidated liabilities (exclusive of non-recourse debt), determined in accordance with GAAP, to its consolidated Tangible Net Worth) of 4:1 as of any date of determination.

ARTICLE VIII

THE SERVICER AND THE BACKUP SERVICER

          Section 8.01 Indemnification; Third Party Claims.

          (a) The Servicer shall indemnify the Loan Originator, the Owner Trustee, the Issuer, the Paying Agent, the Depositor, the Indenture Trustee and the Noteholders, their respective officers, directors, employees, agents and “control persons,” as such term is used under the Act and under the Securities Exchange Act of 1934 as amended (each a “Servicer Indemnified Party”) and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer’s representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Eligible Loans in compliance with the terms of this Agreement except to the extent such loss arises out of such Servicer Indemnified Party’s fraud, gross negligence or willful misconduct; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 8.01(b) hereof for its failure to perform its duties and service the Eligible Loans in compliance with the terms of this Agreement, then the provisions of this Section 8.01 shall have no force and effect with respect to such failure; provided, further that no successor Servicer shall be liable for the actions or omissions of a predecessor Servicer.

          (b) None of the Depositor or the Servicer or any of their respective Affiliates, directors, officers, employees or agents shall be under any liability to the Owner Trustee, the Issuer, the Indenture Trustee or the Securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any of their respective Affiliates, directors, officers, employees, agents against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any expense or liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of the respective duties of the Servicer, the Depositor or the Loan Originator, as the case may be. The Loan Originator, the Depositor, the Servicer and any of their respective Affiliates, directors, officers, employees, agents may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

          (c) The Loan Originator agrees to indemnify and hold harmless the Depositor, the Indenture Trustee and the Noteholders, as the ultimate assignees from the Depositor (each an “Originator Indemnified Party,” together with the Servicer Indemnified Parties, the “Indemnified Parties”), from and against any loss, liability, expense, damage, claim or injury arising out of or based on (i) any breach of any representation, warranty or covenant of the Loan Originator, the Servicer or their Affiliates, in any Basic Document, including, without limitation, the origination or prior servicing of the Loans by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Loan Originator, the Servicer or their Affiliates, and (ii) any untrue statement by the Loan Originator, the Servicer or its Affiliates of any material fact, including, without limitation, any Officer’s Certificate, statement, report or other document or information prepared by any such Person and furnished or to be furnished by it pursuant to or in connection with the transactions contemplated thereby and not corrected prior to completion of the relevant transaction including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the Eligible Loans or any such Person’s business, operations or financial condition, including reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Loan Originator shall not indemnify an Originator Indemnified Party to the extent such loss, liability, expense, damage or injury is due to either an Originator Indemnified Party’s willful misfeasance, bad faith or negligence or by reason of an Originator Indemnified Party’s reckless disregard of its obligations hereunder; provided, further, that the Loan Originator shall not be so required to indemnify an Originator Indemnified Party or to otherwise be liable to an Originator Indemnified Party for any losses in respect of the performance of the Eligible Loans, the creditworthiness of the Mortgagors under the Eligible Loans, changes in the market value of the Eligible Loans or other similar investment risks associated with the Eligible Loans arising from a breach of any representation or warranty set forth in Section 3.04 hereto, a remedy for the breach of which is provided in Section 3.05 hereof. The provisions of this indemnity shall run directly to and be enforceable by an Originator Indemnified Party subject to the limitations hereof.

          (d)  With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a “Third Party Claim”), such Indemnified Party shall notify the related indemnifying parties (each an “Indemnifying Party”) in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Indemnifying Parties shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Indemnifying Parties, within a reasonable time after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. Each Indemnifying Party shall promptly notify the Indenture Trustee and the Indemnified Party (if other than the Indenture Trustee) of any claim of which it has been notified and shall promptly notify the Indenture Trustee and the Indemnified Party (if applicable) of its intended course of action with respect to any claim.

          (e)  If a Third Party Claim is made against an Indemnified Party, while maintaining control over its own defense, the Indemnified Party shall cooperate and consult fully with the Indemnifying Party in preparing such defense, and the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Indemnifying Party of such terms and the Indemnifying Party will promptly reimburse the Indemnified Party upon written request; provided, however, that the Indemnified Party may not settle any claim or litigation without the consent of the Indemnifying Party; provided, further, that the Indemnifying Party shall have the right to reject the selection of counsel by the Indemnified Party if the Indemnifying Party reasonably determines that such counsel is inappropriate in light of the nature of the claim or litigation and shall have the right to assume the defense of such claim or litigation if the Indemnifying Party determines that the manner of defense of such claim or litigation is unreasonable.

          Section 8.02 Merger or Consolidation of the Servicer and Backup Servicer.

          The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company, and will obtain and preserve its qualification to do business as a foreign entity and maintain such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of each Basic Document to which it is a party and each of the Eligible Loans and to perform its duties under each Basic Document to which it is a party; provided, however, that the Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

          Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee and the Issuer.

          Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement provided such Person is organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (b) the parent corporation which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (c) is otherwise acceptable to the Initial Noteholder.

          Section 8.03 Limitation on Liability of the Servicer and the Backup Servicer.

          (a) The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 8.01 hereof, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer’s duty to service the Eligible Loans in accordance with this Agreement.

          (b) The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, nominees, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

          (c) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Indenture Trustee, the Noteholders and the Collateral Custodian each agree to look only to the Servicer to perform such obligations. The Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Loan under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Loan, or (v) the acts or omissions of any successor Backup Servicer.

          Section 8.04 No Resignation; Assignment.

          (a) The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) with the consent of the Majority Noteholders or (ii) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (ii) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Indenture Trustee and the Majority Noteholders. No resignation of the Servicer shall become effective until a successor Servicer, appointed pursuant to the provisions of Section 9.02 hereof shall have assumed the Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

          Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

          The Servicer agrees to cooperate with any successor Servicer in effecting the transfer of the Servicer’s servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 8.04, including, without limitation, the transfer to such successor of all relevant records and documents (including any Loan Files in the possession of the Servicer) and all amounts received with respect to the Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Servicer including all Loan Files in its possession and do or accomplish all other acts reasonably necessary or appropriate to effect such termination and transfer of servicing responsibilities.

          (b) The Backup Servicer shall not resign (except with prior consent of the Initial Noteholder which consent shall not be unreasonably withheld) from the obligations and duties hereby imposed on it except upon the Backup Servicer’s determination that (i) the performance of its duties hereunder is or has become impermissible under applicable law and (ii) there is no reasonable action that the Backup Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Backup Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Initial Noteholder. No such resignation shall become effective until a successor Backup Servicer shall have assumed the responsibilities and obligations of the Backup Servicer hereunder.

          Section 8.05 Relationship of Servicer to Issuer and the Indenture Trustee.

          The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer, the Owner Trustee and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer, the Owner Trustee or the Indenture Trustee.

          Section 8.06 Servicer May own Securities.

          Each of the Servicer and any Affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof except as otherwise specifically provided herein; provided, however, that at any time that CapitalSource or any of its Affiliates is the Servicer, neither the Servicer nor any of its Affiliates (other than an Affiliate which is a corporation whose purpose is limited to holding securities and related activities and which cannot incur recourse debt) may be a Noteholder. Securities so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; provided, however, that any Securities owned by the Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement unless the Servicer or such Affiliate owns all outstanding Securities of the related class. The Servicer shall notify the Indenture Trustee promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.

          Section 8.07 Indemnification of the Indenture Trustee and Initial Noteholder.

          CapitalSource agrees to indemnify the Indenture Trustee and its employees, officers, directors and agents, and reimburse its reasonable out-of-pocket expenses in accordance with Section 6.07 of the Indenture as if it was a signatory thereto. CapitalSource agrees to indemnify the Initial Noteholder in accordance with Section 9.01 of the Note Purchase Agreement as if it were a signatory thereto. CapitalSource agrees to indemnify the Owner Trustee in accordance with Section 8.2 of the Trust Agreement as if it were a signatory thereto.

ARTICLE IX

SERVICER EVENTS OF DEFAULT

          Section 9.01 Servicer Events of Default.

          (a) In case one or more of the following Servicer Events of Default shall occur and be continuing, that is to say:

(1)	any failure by Servicer to deposit into the Collection Account or the Distribution Account or any failure by Servicer to make any of the required payments therefrom which continues unremedied for two (2) Business Day; or

(2)	any failure on the part of the Servicer duly to observe or perform in any material respect any other of the material covenants or agreements on the part of the Servicer, contained in any Basic Document to which it is a party, which continues unremedied for a period of 30 days (or, in the case of payment of insurance premiums with respect to Loans for which the Servicer is required pursuant to the Loan Documents to escrow such premiums, for a period of 15 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by Holders of 25% of the Percentage Interests of the Notes or the Trust Certificates; or

(3)	any breach on the part of the Servicer of any representation or warranty contained in any Basic Document to which it is a party that has a material adverse affect on the interests of any of the parties hereto or any Securityholder and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto) by the Initial Noteholder or Holders of 25% of the Percentage Interests of the Notes; or

(4)	a Bankruptcy Event shall occur with respect to the Servicer;

(5)	so long as the Servicer or the Loan Originator is an Affiliate of either of the Depositor or the Issuer, any “event of default” by any such party occurs under any of the Basic Documents; or

(6)	CapitalSource fails to comply with the financial covenants set forth in Section 7.01.

          (b) Then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Indenture Trustee or the Majority Noteholders, by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, on thirty days’ notice, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, as servicer under this Agreement. Within a commercially reasonable time following receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Loans or otherwise, shall, subject to Section 9.02 hereof, pass to and be vested in a successor servicer, and the successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Loans.

          (c) Upon the occurrence of (i) an Event of Default or Default under any of the Basic Documents, (ii) a Servicer Event of Default under this Agreement, (iii) a Trigger Event or (iv) a material adverse change in the business or financial conditions of the Servicer (each, a “Term Event”), the Servicer’s right to service the Loans pursuant to the terms of this Agreement shall be in effect for an initial period commencing on the date on which such Term Event occurred and shall automatically terminate at 5:00 p.m. (New York City time), on the last business day of the calendar month in which such Term Event occurred (the “Initial Term”).

Thereafter, the Initial Term shall be extendible in the sole discretion of the Initial Noteholder by written notice (each, a “Servicer Extension Notice”) of the Initial Noteholder for successive one-month terms (each such term ending at 5:00 p.m. (New York City time), on the last business day of the related month). Following a Term Event, the Servicer hereby agrees that the Servicer shall be bound for the duration of the Initial Term and the term covered by any such Servicer Extension Notice to act as the Servicer pursuant to this Agreement. Following a Term Event, the Servicer agrees that if, as of 3:00 p.m. (New York City time) on the last business day of any month, the Servicer shall not have received a Servicer Extension Notice from the Initial Noteholder, the Servicer shall give written notice of such non-receipt to the Initial Noteholder by 4:00 p.m. (New York City time). Following a Term Event, the failure of the Initial Noteholder to deliver a Servicer Extension Notice by 5:00 p.m. (New York City time) shall result in the termination of the Servicer upon the completion of the transfer of the servicing (the “Servicer Termination Date”). The Servicer and the Initial Noteholder shall comply with all applicable laws in connection with such transfer and the Servicer shall continue to service the Loans until completion of such transfer.

          (d) Upon the occurrence of a Term Event (other than the occurrence of a Bankruptcy Event with respect to the Servicer, the Depositor or the Issuer), the Indenture Trustee shall, at the request of, or may, with the consent of the Initial Noteholder, by notice to the Issuer and the Servicer, declare the Termination Date to have occurred and all amounts due the Noteholders, the Indenture Trustee and the Owner Trustee shall be immediately due and payable.

          (e) Upon the occurrence of a Bankruptcy Event with respect to the Servicer, the Depositor or the Issuer, the Termination Date shall occur immediately and all amounts due and payable to the Noteholders, the Indenture Trustee and the Owner Trustee shall be immediately due and payable.

          Section 9.02 Appointment of Successor.

          On and after the date the Servicer receives a notice of termination pursuant to Section 9.01 hereof or is terminated pursuant to Section 9.01(c) hereof, or the Owner Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel or accompanied by the consents required by Section 8.04 hereof, or the Servicer is removed as servicer pursuant to this Article IX, then, Backup Servicer shall automatically succeed and assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer. As compensation therefor, the Backup Servicer shall be entitled to the Servicing Fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein; including, without limitation, expenses incurred by the Backup Servicer in connection with the transition of the servicing obligations (“Transition Costs”). In the event that there is no Backup Servicer or the Backup Servicer is unable to assume such obligations on such date, the Indenture Trustee shall submit to CapitalSource the name of a proposed successor servicer (the “Successor Servicer”). CapitalSource shall have the right to reject one proposed Successor Servicer within two (2) Business Days of the Indenture Trustee’s submission and, upon such rejection CapitalSource shall have no further consent rights with respect to the appointment of any Successor Servicer. If

CapitalSource shall not have rejected such proposed Successor Servicer within such two (2) Business Day period, the Indenture Trustee shall, as promptly as possible, appoint such Successor Servicer as servicer hereunder so long as such proposed Successor Servicer is acceptable to the Initial Noteholder. The Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and the Noteholders. In the event that a Successor Servicer has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee shall petition a court of competent jurisdiction to appoint any established financial institution, having a net worth of not less than United States $50,000,000 and whose regular business includes the servicing of loans similar to the Loans, as the Successor Servicer hereunder.

          (b) Upon its appointment, the Backup Servicer or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable; provided, however, that the Backup Servicer or Successor Servicer, as applicable, shall have (i) no liability with respect to any action performed by the terminated Servicer prior to the date that the Backup Servicer or Successor Servicer, as applicable, becomes the successor to the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any advancing obligations, if any, of the Servicer unless it elects to in its sole discretion, (iii) no obligation to pay any taxes required to be paid by the Servicer (provided that the Backup Servicer or Successor Servicer, as applicable, shall pay any income taxes for which it is liable), (iv) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, and (v) no liability or obligation with respect to any indemnification obligations of any prior Servicer, including the original Servicer. The indemnification obligations of the Backup Servicer or the Successor Servicer, as applicable, upon becoming a Successor Servicer, are expressly limited to those instances of negligence or willful misconduct of the Backup Servicer or Successor Servicer, as applicable.

          (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Issuer and, without limitation, the Issuer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Loans.

          (d) Upon the Backup Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this Section 9.02, the Backup Servicer will promptly begin the transition to its role as Servicer. Notwithstanding the foregoing, the Backup Servicer may, in its discretion, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. As compensation, any Successor Servicer so appointed shall be entitled to receive the Servicing Fee, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein that accrued prior thereto, including, without limitation, Transition Costs. In the event the Backup Servicer is required to solicit bids as provided herein, the Backup Servicer shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth in this Section 9.02. Such public announcement shall specify that the Successor Servicer shall be entitled to the full amount of the Servicing fee as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise that accrued prior thereto. Within thirty (30) days after any such public announcement, the Backup Servicer shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Backup Servicer shall deduct from any sum received by the Backup Servicer from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances. After such deductions, the remainder of such sum shall be paid by the Backup Servicer to the Servicer at the time of such sale, transfer and assignment to the Servicer’s successor. The Backup Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Backup Servicer to the Indenture Trustee and the Noteholders and the Backup Servicer shall have consented thereto. The Backup Servicer shall not resign as servicer until a Successor Servicer has been appointed and accepted such appointment. Notwithstanding anything to the contrary contained herein, in no event shall Wells Fargo Bank Minnesota, National Association, in any capacity, be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any Successor Servicer under this Agreement and the transactions set forth or provided for by this Agreement.

          If Wells Fargo Bank Minnesota, National Association becomes the Successor Servicer, Wells Fargo Bank Minnesota, National Association shall not be required to service the Loans in accordance with the terms of the Underwriting Guidelines but rather it shall be required to service the Loans in accordance with applicable law, the Required Loan Documents and current industry standards.

          Notwithstanding anything contained in this Agreement to the contrary, Wells Fargo Bank Minnesota, National Association as successor Servicer is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Loans (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and Wells Fargo Bank Minnesota, National Association shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to Wells Fargo Bank

Minnesota, National Association making or continuing any Errors (collectively, “Continued Errors”), Wells Fargo Bank Minnesota, National Association shall have no duty, responsibility, obligation or liability to perform servicing or for such Continued Errors; provided, however, that Wells Fargo Bank Minnesota, National Association agrees to use its best efforts to prevent further Continued Errors. In the event that Wells Fargo Bank Minnesota, National Association becomes aware of Errors or Continued Errors, Wells Fargo Bank Minnesota, National Association shall, with the prior consent of the Initial Noteholder, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. Wells Fargo Bank Minnesota, National Association shall be entitled to recover its costs thereby expended in accordance with Section 5.01(c)(5)(i) of this Agreement or Section 5.04(b) of the Indenture, as applicable.

          Section 9.03 Waiver of Defaults.

          The Initial Noteholder may waive any events permitting removal of the Servicer as servicer pursuant to this Article IX. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

          Section 9.04 Accounting Upon Termination of Servicer.

          Upon termination of the Servicer under this Article IX, the Servicer shall, at its own expense:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Paying Agent the funds in the Collection Account;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Collateral Custodian all Loan Files and related documents and statements held by it hereunder and a Loan portfolio computer tape;

          (c) deliver to its successor, the Indenture Trustee, the Issuer and the Securityholders a full accounting of all funds, including a statement showing the Scheduled Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Loans; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

          Section 9.05 Removal of Backup Servicer.

          (a) The Backup Servicer may be removed, with or without cause, by the Indenture Trustee, at the direction of the Initial Noteholder, by notice given in writing to the Backup Servicer (the “Backup Servicer Termination Notice”). In the event of any such removal, a replacement Backup Servicer may be appointed by the Initial Noteholder or the Indenture Trustee with the consent of the Initial Noteholder.

          (b) Upon the Backup Servicer’s receipt of a Backup Servicer Termination Notice from the Indenture Trustee of the designation of a replacement Backup Servicer, the Backup Servicer agrees that it will terminate its activities as Backup Servicer hereunder.

ARTICLE X

THE COLLATERAL CUSTODIAN

          Section 10.01 Appointment.

          The Indenture Trustee, at the direction of the Initial Noteholder, hereby appoints Wells Fargo Bank Minnesota, National Association to act as Collateral Custodian, for the benefit of the Indenture Trustee, as agent for the Noteholders. The Collateral Custodian hereby accepts such appointment and agrees to perform the duties and obligation with respect thereto set forth herein.

          Section 10.02 No Representations.

          In taking and retaining custody of the Required Loan Documents, the Collateral Custodian shall be deemed to be acting as the agent of the Noteholders; provided, however, that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Required Loan Documents or the instruments therein; and provided, further, that, the Collateral Custodian’s duties as agent shall be limited to those expressly contemplated herein.

          Section 10.03 Custody of Custodial Loan Files.

          All Custodial Loan Files shall be kept in fire resistant vaults, rooms or cabinets at the office of the Collateral Custodian set forth in Section 13.06 hereof, or at such other office as shall be specified to the Indenture Trustee by the Collateral Custodian in a written notice delivered at least forty- five (45) days prior to such change. All Custodial Loan Files shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Custodial Loan Files shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian.

          Section 10.04 Standard of Care.

          In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to loans similar to the Loans that it holds as Collateral Custodian.

          Section 10.04 Acknowledgment.

          The parties hereto hereby acknowledge and agree that the Collateral Custodian’s execution of this Agreement shall constitute the Collateral Custodian’s written acknowledgment and agreement that the Collateral Custodian is holding any Collateral it receives that may be perfected by possession under the UCC on behalf of and for the benefit of the Indenture Trustee and the Noteholders.

ARTICLE XI

RESERVED

ARTICLE XII

TERMINATION

          Section 12.01 Termination.

          (a) This Agreement shall terminate upon either: (A) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof, and payment to the Noteholders of all amounts due and owing in accordance with the provisions hereof or (ii) the disposition of all funds with respect to the last Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable, including, in both cases, without limitation, indemnification payments payable pursuant to any Basic Document to the Indenture Trustee, the Owner Trustee, the Issuer, the Servicer and the Collateral Custodian, written notice of the occurrence of either of which shall be provided to the Indenture Trustee by the Servicer; or (B) the mutual consent of the Servicer, the Depositor and all Securityholders in writing and delivered to the Indenture Trustee by the Servicer.

          (b) The Securities shall be subject to an early redemption or termination at the option of the Servicer and the Initial Noteholder in the manner and subject to the provisions of Section 12.02 of this Agreement.

          (c) Except as provided in this Article XII, none of the Depositor, the Servicer nor any Certificateholder or Noteholder shall be entitled to revoke or terminate the Issuer.

          Section 12.02 Optional Termination.

          The Servicer may, at its option, effect an early termination of this Agreement and the Collateral on any Business Day on or after the Clean-up Call Date. The Servicer shall effect such early termination by providing notice thereof to the Indenture Trustee and Owner Trustee and paying all amounts due the Indenture Trustee, the Owner Trustee and the Noteholders hereunder (the “Termination Price”).

          Any such early termination by the Servicer shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Payment Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts withdrawable pursuant to Section 5.01(c)(1) hereof) shall be deposited in the Distribution Account and distributed by the Paying Agent pursuant to Section 5.01(c)(5) of this Agreement and Section 9.1 of the Trust Agreement on the next succeeding Payment Date; and any amounts received with respect to the Loans and Foreclosure Properties subsequent to the final Payment Date shall belong to the purchaser thereof.

          Section 12.03 Notice of Termination.

          Notice of termination of this Agreement or of early redemption and termination of the Issuer pursuant to Section 12.01 shall be sent by the Indenture Trustee to the Noteholders (in accordance with Section 12.02 of the Indenture).

ARTICLE XIII

MISCELLANEOUS PROVISIONS

          Section 13.01 Acts of Securityholders.

          Except as otherwise specifically provided herein and except with respect to Section 13.02(b), whenever action, consent or approval of the Securityholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Noteholders agree to take such action or give such consent or approval.

          Section 13.02 Amendment.

          (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Paying Agent, the Loan Originator, the Collateral Custodian, the Backup Servicer, the Indenture Trustee and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders, as evidenced by an Opinion of Counsel to such effect provided at the expense of the party requesting such Amendment.

          (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Paying Agent, the Loan Originator, the Collateral Custodian, the Backup Servicer, the Indenture Trustee and the Issuer by written agreement, with the prior written consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of the Securities, (ii) adversely affect in any material respect the interests of any of the holders of the Securities in any manner other than as described in clause (i), without the consent of the holders of 100% of the Securities, or (iii) reduce the percentage of the Securities, the consent of which is required for any such amendment, without the consent of the holders of 100% of the Securities.

          (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

          Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer’s own rights, duties or immunities of the Issuer or the Indenture Trustee, as the case may be, under this Agreement.

          Any amendment to this Agreement which affects the rights or duties of the Owner Trustee shall require the prior written consent of the Owner Trustee.

          Section 13.03 Recordation of Agreement.

          To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders’ expense on direction of the Majority Noteholders but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Loans.

          Section 13.04 Duration of Agreement.

          This Agreement shall continue in existence and effect until terminated as herein provided.

          Section 13.05 Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          Section 13.06 Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally, mailed by overnight mail, certified mail or registered mail, postage prepaid, or (ii) transmitted by telecopy, upon telephone confirmation of receipt thereof, as follows: (A) in the case of the Depositor, to CS Funding II Depositor LLC, 4445 Willard Avenue, Chevy Chase, Maryland 20815, Attention: Controller, telecopy number (301) 841-2380, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor; (B) in the case of the Issuer, to CapitalSource Funding II Trust, c/o Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, telecopy (302) 636-4140, telephone (302) 651-1000, or such other address or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Issuer; (C) in the case of the Loan Originator, to CapitalSource Finance LLC, 4445 Willard Avenue, Chevy Chase, Maryland 20815, Attention: Controller, telecopy number (301) 841-2380, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Loan Originator, (D) in the case of the Servicer, to CapitalSource, 4445 Willard Avenue, Chevy Chase, Maryland 20815, Attention: Controller, telecopy number (301) 841-2380, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer; (E) in the case of the Collateral Custodian, to Wells Fargo Bank Minnesota, National Association, 751 Kasota Avenue, MAC N9328-011, Minneapolis, Minnesota, Attention: Corporate Trust Services/Asset-Backed Securities Vault, telecopy number (612) 667-1080, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Collateral Custodian; (F) in the case of the Backup Servicer, to Wells Fargo Bank Minnesota, National Association, MAC N9311-161, Sixth Street and Marquette, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Asset-Backed Administration, telecopy number (612) 667-3539, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Backup Servicer; and (G) in the case of the Indenture Trustee, at the Corporate Trust Office, as defined in the Indenture, any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice or telephone confirmation thereof by such party.

          Section 13.07 Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

          Section 13.08 No Partnership.

          Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

          Section 13.09 Counterparts.

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

          Section 13.10 Successors and Assigns.

          This Agreement shall inure to the benefit of and be binding upon the Servicer, the Loan Originator, the Depositor, the Indenture Trustee, the Issuer and the Securityholders and their respective successors and permitted assigns.

          Section 13.11 Headings.

          The headings of the various Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          Section 13.12 Actions of Securityholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer and the Issuer if made in the manner provided in this Section 13.12.

          (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Servicer or the Issuer may deem sufficient.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

          (d) The Depositor, the Servicer or the Issuer may require additional proof of any matter referred to in this Section 13.12 as it shall deem necessary.

          Section 13.13 Non-Petition Agreement.

          Notwithstanding any prior termination of any Basic Document, the Loan Originator, the Paying Agent, the Servicer, the Depositor and the Indenture Trustee each severally and not jointly covenants that it shall not, prior to the date which is one year and one day after the payment in full of the all of the Notes, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer or the Depositor to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer or Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

          Section 13.14 Holders of the Securities.

          (a) Any sums to be distributed or otherwise paid hereunder or under this Agreement to the holders of the Securities shall be paid to such holders pro rata based on their Percentage Interests;

          (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Securities, such consent or approval shall be capable of being given by the holder or holders evidencing in the aggregate not less than 51% of the Percentage Interests.

          Section 13.15 Due Diligence.

          The Loan Originator acknowledges that the Initial Noteholder may purchase Notes and Additional Note Principal Balances and may enter into transactions based solely upon the information provided by the Loan Originator to the Initial Noteholder in the Loan Schedule and the representations, warranties and covenants contained herein, and that the Initial Noteholder, at its option, has the right prior to such purchase of the Notes or Additional Note Principal Balance therein or such Transactions to conduct a partial or complete due diligence review on some or all of the Eligible Loans securing such purchase, including without limitation ordering new credit reports on the related Mortgaged Properties and otherwise re-generating the information used to originate such Loan. The Initial Noteholder may underwrite such Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting.

The Loan Originator agrees to cooperate with the Initial Noteholder and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Initial Noteholder and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Loans in the possession, or under the control, of the Servicer. The Loan Originator also shall make available to the Initial Noteholder a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Loan Files and the Loans. Each Noteholder agrees (on behalf of itself and its Affiliates, directors, officers, employees and representatives) to use reasonable precaution to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound practices, and not to disclose to any third party, any non-public information supplied to it or otherwise obtained by it hereunder with respect to the Loan Originator or any of its Affiliates (including, but not limited to, the Loan File); provided, however, that nothing herein shall prohibit the disclosure of any such information to the extent required by statute, rule, regulation or judicial process; provided, further that, unless specifically prohibited by applicable law or court order, the Noteholder shall, prior to disclosure thereof, notify the Loan Originator of any request for disclosure of any such non-public information. The Noteholder further agrees not to use any such non-public information for any purpose unrelated to this Agreement and that each such Noteholder shall not disclose such non-public information to any third party underwriter in connection with a potential Disposition without obtaining a written agreement from such third party underwriter to comply with the confidentiality provisions of this Section 13.15.

          Section 13.16 No Reliance.

          Each of the Loan Originator, the Depositor and the Issuer hereby acknowledges that it has not relied on the Initial Noteholder or any of its officers, directors, employees, agents and “control persons” as such term is used under the Act and under the Securities Exchange Act of 1934, as amended, for any tax, accounting, legal or other professional advice in connection with the transactions contemplated by the Basic Documents, that each of the Loan Originator, the Depositor and the Issuer has retained and been advised by such tax, accounting, legal and other professionals as it has deemed necessary in connection with the transactions contemplated by the Basic Documents and that the Initial Noteholder makes no representation or warranty, and shall have no liability with respect to, the tax, accounting or legal treatment or implications relating to the transactions contemplated by the Basic Documents.

          Section 13.17 Conflicts.

          Notwithstanding anything contained in the Basic Documents to the contrary, in the event of the conflict between the terms of this Agreement and any other Basic Document, the terms of this Agreement shall control.

          Section 13.18 Limitation on Liability.

          It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of CapitalSource Funding II Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

          Section 13.19 No Agency.

          Nothing contained herein or in the Basic Documents shall be construed to create an agency or fiduciary relationship between the Initial Noteholder, the Noteholders or any of their Affiliates and the Issuer, the Depositor, the Loan Originator or the Servicer. None of the Initial Noteholder, any Noteholders or any of their Affiliates shall be liable for any acts or actions affected in connection with a Disposition including without limitation, any Securitization pursuant to Section 3.06 nor any Whole Loan Sale pursuant to Section 3.06 hereof.

          Section 13.20 Third Party Beneficiaries.

     The Owner Trustee is an intended third party beneficiary of this Agreement.

          Section 13.21 Performance by Wells Fargo Bank Minnesota, National Association.

     The parties expressly acknowledge and consent to Wells Fargo Bank Minnesota, National Association acting in the capacities of successor Servicer and in the capacity as Indenture Trustee, Backup Servicer and Collateral Custodian. Wells Fargo Bank Minnesota, National Association may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank Minnesota, National Association of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Wells Fargo Bank Minnesota, National Association.

(SIGNATURE PAGE FOLLOWS)

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.

CAPITALSOURCE FUNDING II TRUST,
By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:

Name:
Title:

CS FUNDING II DEPOSITOR LLC, as Depositor

BY:

Name:
Title:

CAPITALSOURCE FINANCE LLC, as
Loan Originator and Servicer

BY:

Name:
Title:

WELLS FARGO BANK MINNESOTA, NATIONAL
ASSOCIATION, as Indenture Trustee, Collateral
Custodian and Backup Servicer

BY:

Name:
Title:

Sale and Servicing Agreement

EXHIBIT A
FORM OF NOTICE OF ADDITIONAL NOTE PRINCIPAL BALANCE

[Letterhead of                            ]

[Date]

CAPITALSOURCE FUNDING II TRUST	CITIGROUP GLOBAL MARKETS REALTY CORP.

WELLS FARGO BANK MINNESOTA,
    NATIONAL ASSOCIATION

          Re: CapitalSource Funding II Trust Commercial Loan-Backed Notes

          Reference is made to the Sale and Servicing Agreement, dated as of September 17, 2003 (the “Sale and Servicing Agreement”), among CapitalSource Funding II Trust, as Issuer, CS Funding II Depositor LLC, as Depositor, CapitalSource Finance LLC, as Loan Originator and Servicer, and Wells Fargo Minnesota, National Association, as Indenture Trustee, Collateral Custodian and Backup Servicer. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement.

          The undersigned                      , a duly appointed               of                 , acting in such capacity, hereby requests an advance of Additional Note Principal Balance in an amount of $               , such amount to be advanced on     , 200     , a Business Day at least [one Business Day] from the date hereof.

Very truly yours,

CS FUNDING II DEPOSITOR LLC

By:

Name:
Title:

EXHIBIT B

FORM OF MONTHLY SERVICER REPORT

B-1

EXHIBIT C
FORM OF S&SA ASSIGNMENT

          ASSIGNMENT NO.   OF LOANS (“S&SA Assignment”), dated                      , (the “Transfer Date”), by CS Funding II Depositor LLC, (the “Depositor”) to CapitalSource Funding II Trust (the “Issuer”) pursuant to the Sale and Servicing Agreement referred to below.

WITNESSETH:

          WHEREAS, the Depositor and the Issuer are parties to the Sale and Servicing Agreement dated as of September 17, 2003 (the “Sale and Servicing Agreement”) among the Depositor, the Issuer, the Servicer, the Loan Originator and the Indenture Trustee on behalf of the Noteholders, hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified;

          WHEREAS, pursuant to the Sale and Servicing Agreement, the Depositor wishes to sell, convey, transfer and assign Loans to the Issuer in exchange for cash consideration, the Trust Certificates and other good and valid consideration the receipt and sufficiency of which is hereby acknowledged; and

          WHEREAS, the Issuer is willing to acquire such Loans subject to the terms and conditions hereof and of the Sale and Servicing Agreement;

          NOW THEREFORE, the Depositor and the Issuer hereby agree as follows:

          1. Defined Terms. All capitalized terms defined in the Sale and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

          2. Designation of Loans. The Depositor does hereby deliver herewith a Loan Schedule containing a true and complete list of each Loan to be conveyed on the Transfer Date. Such list is marked as Schedule A to this S&SA Assignment and is hereby incorporated into and made a part of this S&SA Assignment.

          3. Conveyance of Loans. The Depositor hereby sells, transfers, assigns and conveys to the Issuer, without recourse, all of the right, title and interest of the Depositor in and to the Loans and all proceeds thereof listed on the Loan Schedule attached hereto, including all interest and principal received by the Depositor or the Servicer on or with respect to the Loans on or after the related Transfer Date together with all right, title and interest in and to the proceeds of any related Insurance Policies and the related Loan Collateral.

          4. Issuer Acknowledges Assignment. As of the Transfer Date, pursuant to this S&SA Assignment and Section 2.01(a) of the Sale and Servicing Agreement, the Issuer acknowledges its receipt of the Loans listed on the attached Loan Schedule and all other related property in the Collateral.

          5. Acceptance of Rights But Not Obligations. The foregoing sale, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Loan Originator or any other Person in connection with this S&SA Assignment or under any agreement or instrument relating thereto except as specifically set forth herein.

          6. Depositor Acknowledges Receipt of Sales Price. The Depositor hereby acknowledges receipt of the Sales Price or that is otherwise distributed at its direction.

          7. Conditions Precedent. The conditions precedent in Section 2.06(a) of the Sale and Servicing Agreement have been satisfied.

          8. Amendment of the Sale and Servicing Agreement. The Sale and Servicing Agreement is hereby amended by providing that all references to the “Sale and Servicing Agreement”, “this Agreement” and “herein” shall be deemed from and after the Transfer Date to be a dual reference to the Sale and Servicing Agreement as supplemented by this S&SA Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Sale and Servicing Agreement shall remain unamended and the Sale and Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein, this S&SA Assignment shall not constitute or be deemed to constitute a waiver of compliance with or consent to noncompliance with any term or provision of the Sale and Servicing Agreement.

          9. Counterparts. This S&SA Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this S&SA Assignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

CS FUNDING II DEPOSITOR LLC,
as Depositor

By:

Name:
Title:

CAPITALSOURCE FUNDING II TRUST, as Issuer

By:	CapitalSource Finance LLC, as Servicer
and Administrator

By:

Name:
Title:

EXHIBIT D
FORM OF LOAN SCHEDULE

          The Loan Schedule shall set forth the following information with respect to each Eligible Loan:

[TO BE PROVIDED]

D-1

EXHIBIT E-1
FORM OF INITIAL CERTIFICATION

BY FACSIMILE:

Citigroup Global Markets Realty Corp.
390 Greenwich St.

New York, NY 10013

Re:	Sale and Servicing Agreement dated as of September 17,2003 (the “Agreement”), by and among CapitalSource Funding II Trust as Issuer, CS Funding II Depositor LLC, as Depositor, CapitalSource Finance LLC as the Loan Originator and Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, Backup Servicer and as Collateral Custodian.

Ladies and Gentlemen:

In accordance with the provisions of Section 2.05(b)(i) of the above-referenced Agreement, the undersigned, as the Collateral Custodian, hereby certifies as to each Loan in the Loan List that it has received by facsimile transmission or in an electronic format acceptable to the Collateral Custodian the original executed Underlying Note and the Assignment of Mortgage (if any), in each case, endorsed in blank, with respect to each Loan identified on the Loan List attached hereto, along with the exception of the missing items listed therein. The Collateral Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Loan File or of any of the Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

The Collateral Custodian hereby confirms that it is holding each such Loan Document as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Deal Agent pursuant to the terms and conditions of the Agreement.

The Collateral Custodian will accept and act on instructions with respect to the Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at Sixth Street and Marquette Avenue, N9311-161, Minneapolis, Minnesota 55479.

Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,

as Collateral Custodian

By:

Name:
Title:

E-1-1

EXHIBIT E-2
FORM OF FINAL CERTIFICATION

BY FACSIMILE:

Citigroup Global Markets Realty Corp.
390 Greenwich St.
New York, NY 10013

Re:	Sale and Servicing Agreement dated as of September 17,2003 (the “Agreement”), by and among CapitalSource Funding II Trust as Issuer, CS Funding II Depositor LLC, as Depositor, CapitalSource Finance LLC as the Loan Originator and Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, Backup Servicer and as Collateral Custodian.

Ladies and Gentlemen:

In accordance with the provisions of Section 2.05(b)(ii) of the above-referenced Agreement, the undersigned, as the Collateral Custodian, hereby certifies as to each Loan in the Loan List that it has received the Required Loan Documents with respect to each Loan identified on the Loan List attached hereto, along with the exception of the missing items listed therein. The Collateral Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Loan File or of any of the Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

The Collateral Custodian hereby confirms that it is holding each such Loan Document as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Noteholders pursuant to the terms and conditions of the Agreement.

The Collateral Custodian will accept and act on instructions with respect to the Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at Sixth Street and Marquette Avenue, N9311-161, Minneapolis, Minnesota 55479.

Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,

as Collateral Custodian

By:

Name:
Title:

E-2-1

EXHIBIT F
FORM OF BORROWING BASE CERTIFICATE

[DATE]

Citigroup Global Markets Realty Corp.
390 Greenwich Street
New York, New York 10013
Attention:

Ladies and Gentlemen:

     This Borrowing Base Certificate is delivered to you pursuant to (i) Section 2.02 of the Note Purchase Agreement (the “Note Purchase Agreement”), dated as of September 17, 2003, among CapitalSource Funding II Trust, as Issuer, CS Funding II Depositor LLC, as Depositor, CapitalSource Finance LLC, as Loan Originator and Servicer (“CapitalSource”) and Citigroup Global Markets Realty Corp., as Purchaser and (ii) Section 2.06 of the Sale and Servicing Agreement (the “Sale and Servicing Agreement”; and together with the Purchase Agreement, the “Agreements”), dated as of September 17, 2003, among the Issuer, the Depositor, CapitalSource, as Loan Originator and Servicer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, Backup Servicer and Collateral Custodian. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreements.

     As of the date hereof, CapitalSource hereby makes the following representations and warranties:

(1)	Attached hereto as Schedule 1 is a true, correct and complete copy of the borrowing base report (the “Borrowing Base Report”), which sets forth the calculation of the Borrowing Base and all components thereof;

(2)	All conditions precedent to the related Transfer Date set forth in Section 2.06 of the Sale and Servicing Agreement have been satisfied as of the date hereof and will remain satisfied on the related Transfer Date;

(3)	All of the representations and warranties set forth in Article III of the Sale and Servicing Agreement are true and correct as of the date hereof and as of the related Transfer Date;

(4)	All of the conditions precedent set forth in Section 3.01 of the Note Purchase Agreement have been satisfied as of the date hereof and will remain satisfied on the related Transfer Date;

(5)	All of the representations and warranties set forth in Article V of the Note Purchase Agreement are true and correct as of the date hereof and as of the related Transfer Date;

(6)	No Trigger Event shall have occurred and be continuing; and

(7)	Each of the Loan Originator, the Servicer, the Issuer and the Depositor is in compliance with the covenants set forth in the Basic Documents.

     IN WITNESS WHEREOF, the undersigned have executed this Borrowing Base Certificate this     day of     , 200   .

CAPITALSOURCE FINANCE LLC, as Loan
Originator and Servicer

By:
Name:
Title:

Schedule 1

BORROWING BASE REPORT

EXHIBIT G

LIST OF INVESTORS